MEDIA CENTER OFFICE LEASE

                                     BETWEEN

                               RP HOLDINGS, INC.,

                            A CALIFORNIA CORPORATION

                                       AS

                                    LANDLORD

                                       AND

                            ALPINE TELEVISION, INC.,

                            A CALIFORNIA CORPORATION

                                       AS

                                     TENANT


                                 AUGUST 3, 1999





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                            MEDIA CENTER OFFICE LEASE

P R E A M B L E:.............................................................1
---------------
1.       PRINCIPAL LEASE PROVISIONS..........................................1
         1.1       Landlord's Address........................................1
2.       PREMISES............................................................3
         2.1       Premises..................................................3
         2.2       Building Common Areas.....................................3
3.       TERM AND POSSESSION.................................................3
         3.1       Term......................................................3
         3.2       Possession................................................3
         3.3       Acceptance of Premises....................................3
         3.4       Quiet Enjoyment...........................................3
         3.5       Security Deposit..........................................3
4.       RENT................................................................4
         4.1       Payment of Rent...........................................4
         4.2       Monthly Rental............................................4
         4.3       Additional Rental.........................................4
         4.4       Definitions...............................................5
         4.5       Calculation and Payment of Additional Rental..............6
         a)        Calculation of Excess and Underage........................6
         b)        Statement of Actual Direct Expenses and Payment by Tenant.6
         c)        Statement of Estimated Direct Expenses....................6
         4.6       Taxes and Other Charges for Which Tenant is Directly
                   Responsible...............................................7
         4.7       Payment for Additional Services...........................7
5.       SERVICES AND UTILITIES..............................................8
         5.1       Services by Landlord......................................8
         5.2       Maintenance and Repair by Landlord........................8
         5.3       Additional Services.......................................8
                   a)         Parking........................................8
                   b)         Telephone Service..............................8
                   c)         Other Services.................................8
         5.4       Interruption of Service...................................8
6.       USE AND OCCUPANCY BY TENANT.........................................9
         6.1       Use by Tenant.............................................9
         6.2       Rules and Regulations.....................................9
         6.3       Prohibited Uses...........................................9
         6.4       Compliance With Laws......................................9





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7.       MAINTENANCE, REPAIRS AND ALTERATIONS...............................10
         7.1       Maintenance and Repair...................................10
         7.2       Alterations and Additions................................10
                   a)         Landlord's Consent............................10
                              (I)      Alterations Requiring Prior Notice...10
                              (II)     Alterations Requiring Prior Consent..10
                              (III)    Indemnity and Bond...................11
                              (IV)     Construction Insurance...............11
                              (V)      Other Terms..........................11
                   b)         Ownership and Surrender.......................12
                              (I)      Alterations..........................12
                              (II)     Tenant's Property....................12
                              (III)    Liens................................12
                              (IV)     Additional Requirements..............13
8.       INSURANCE AND INDEMNIFICATION......................................13
         8.1       Landlord's Insurance and Waiver..........................13
         8.2       Tenant's Insurance.......................................13
         8.3       Indemnification..........................................15
         8.4       Waiver of Subrogation....................................15
9.       DAMAGE OR DESTRUCTION..............................................16
         9.1       Notice of Casualty.......................................16
         9.2       Repair of Damage.........................................16
         9.3       Abatement................................................16
         9.4       Termination of Lease in Event of Damage..................16
         9.5       End of Term..............................................17
         9.6       Terms of Master Lease....................................17
10.      CONDEMNATION.......................................................17
11.      ASSIGNMENT, SUBLETTING AND RECAPTURE...............................17
         11.1      Consent Required.........................................17
         11.2      Prohibitions.............................................18
         11.3      Payments to Landlord.....................................18
         11.4      Recapture................................................19
         11.5      No Release...............................................19
         11.6      Tenant's Remedies........................................19
12.      DEFAULT AND REMEDIES...............................................19
         12.1      Events of Default........................................19
         12.2      Remedies.................................................20
         12.3      Damages On Termination...................................20
         12.4      Late Charge..............................................21
         12.5      Past Due Obligations.....................................21
         12.6      Application of Payments - Order of Precedence............21
         12.7      Non-exclusive Remedies...................................22





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13.      ADDITIONAL RIGHTS OF LANDLORD......................................22
         13.1      Entry by Landlord........................................22
         13.2      Building Planning........................................22
         13.3      Transfer by Landlord.....................................22
         13.4      Default of Landlord......................................23
         13.5      Subordination............................................23
         13.6      Lender's Rights..........................................23
         13.7      Estoppel Certificate.....................................24
         13.8      Financial Information....................................24
14.      MASTER LEASE.......................................................24
         14.1      Subordination............................................24
         14.2      Tenant Subordination.....................................24
         14.3      Tenant's Estoppel........................................24
15.      MISCELLANEOUS......................................................25
         15.1      Brokers..................................................25
         15.2      End of Term and Holding Over.............................25
         15.3      Performance..............................................25
         15.4      Notices..................................................25
         15.5      Merger...................................................26
         15.6      Termination..............................................26
         15.7      Applicable Laws..........................................26
         15.8      Professional Fees........................................26
         15.9      Arbitration of Disputes..................................26
         15.10     Modification.............................................26
         15.11     Relationship of Parties..................................27
         15.12     Waiver...................................................27
         15.13     Partial Invalidity.......................................27
         15.14     Interpretations..........................................27
         15.15     Successors and Assigns...................................27
         15.16     Tenant as Partnership....................................27
         15.17     Tenant as Corporation....................................27
         15.18     Right to Lease...........................................28
         15.19     Landlord's Liability.....................................28
         15.20     Exercise of Landlord's Rights............................28
         15.21     Exhibits.................................................28
         15.22     Time.....................................................28





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                            MEDIA CENTER OFFICE LEASE
                            -------------------------

THIS LEASE (the "Lease"), dated for reference purposes only as of the 3rd day of August, 1999, is entered into by and between RP Holdings, Inc., a California corporation ("Landlord"), and ALPINE TELEVISION, INC., a CALIFORNIA CORPORATION ("Tenant");

                                P R E A M B L E:
                                ----------------

         Landlord, in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby lease, demise and let unto Tenant and Tenant hereby leases and accepts from Landlord that certain office space in the "Building", as defined below, shown and designed on the floor plan attached hereto as Exhibit "A-1" (the "Premises") for the "Term", as defined below, unless sooner terminated as herein provided. The Building is part of that certain complex commonly known as the Raleigh Studios - Manhattan Beach ("Raleigh Studios") depicted on the attached Exhibit "A-2". Landlord, as tenant, leases Raleigh Studios from Shamrock MBS, L.L.C., a Delaware limited liability company ("Master Landlord") under that certain lease (the "Master Lease") dated July 1, 1998. This Lease is subject to and subordinate to the Master Lease.

         The Premises are leased by Landlord to Tenant and are accepted and are to be used and possessed by Tenant upon and subject to the following terms, provisions, covenants, agreements and conditions.

1.       PRINCIPAL LEASE PROVISIONS:
         --------------------------

         Each reference in this Lease to any of the terms described in this
Article 1 shall mean and refer to the following; however, the other Articles of this Lease contain numerous refinements and exceptions which qualify the provisions of this Article; all other terms are as defined in this Lease:

1.1      Landlord's Address:

         RP HOLDINGS, INC.
         5300 Melrose Boulevard
         Hollywood, California 90038
         attention: Michael M. Moore

         with copy to:

         Terry Hughes, Esq.
         General Counsel
         RP Holdings, Inc.
         100 Wilshire Boulevard, Eighth Floor
         Santa Monica, California 90401

1.2      Tenant's Address:
         6919 Valjean Avenue           with a copy to:     Fran Freedman, Esq.
         Van Nuys, Ca. 91406                               Alpine Entertainment
         Attn: Roland Carroll                              6919 Valjean Avenue
                                                           Van Nuys, CA 91406


1.3      Building:                     Media Center (which shall include the
                                       Building Common Areas).

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1.4      Floor Number:                 Third

1.5      Suite Number:                 310 - 4989  rentable square feet
                                       (Exhibit A)

1.6      Lease Term:                   Three years with an option to extend per
                                       paragraph 3.6

1.7      Commencement
         Date:                         April 15, 2000

1.8      Termination Date:             April 14, 2003

1.9      Initial Monthly
         Rental: Eleven Thousand Seven Hundred Seventy Two Dollars and Fifty Cents ($11,772.50)

1.10     Base Year:                    2000

1.11     Tenant's Share:               8.58% pro rata share

1.12     Security Deposit:             Eleven Thousand Seven Hundred Seventy Two
                                       Dollars and Fifty Cents ($11,772.50)

1.13     Brokers:                      CB Richard Ellis, Inc.

1.14     Number of
         Parked Cars:                  Tenant shall have the right to rent
                                       up to 2.5 unreserved spaces per 1000
                                       square feet at Landlord's current
                                       standard rates of $55.00 per unreserved
                                       parking space in the structure and 1.5
                                       reserved spaces per 1000 square feet at
                                       Landlord's standard rates of $125.00 per reserved parking space.

1.15     Use of Premises:              Office Use

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2.       PREMISES.
         ---------

2.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises.

2.2 BUILDING COMMON AREAS. Tenant shall have, as appurtenant to the Premises, the non-exclusive right, in common with others, subject to rules attached hereto as Exhibit B, which may be changed from time to time by Landlord, to use the Building Common Areas as defined herein. The Building Common Areas shall consist of (i) areas surrounding or within the Building designated by Landlord that include the common entrances, lobbies, atrium areas, restrooms, elevators, stairways and access ways, ramps, drives, platforms, passage ways, service ways, loading and unloading areas, and trash areas servicing the Building; and (ii) areas within Raleigh Studios designated by Landlord for access to the Parking Area (as defined herein) and the Building by vehicles and pedestrian traffic ("Access Common Areas").

3.       TERM AND POSSESSION.
         --------------------

3.1 TERM. The term of this Lease shall be for the term set forth in Section 1.6, commencing on the Commencement Date as set forth in Section 1.7 and ending on the Termination Date as set forth in Section 1.8 unless sooner terminated as provided in this Lease.

3.2 POSSESSION. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable. Under such circumstances, the term of this Lease shall not commence and the rent and the payments for expenses which Tenant is obligated to pay shall not commence until the Premises are available for occupancy by Tenant, unless such delay is the fault of Tenant. If Landlord tenders possession of the Premises to Tenant prior to the Commencement Date and if Tenant elects to accept such prior tender, the term of this Lease shall commence on the date Tenant takes possession of the Premises and all of the terms, covenants and conditions of this Lease, including the payment of rent and other expenses, shall be effective as of such date. Notwithstanding the fact that the term of this Lease commences earlier or later than the Commencement Date, the term of this Lease shall end on the Termination Date set forth in Section 1.8.

3.3 ACCEPTANCE OF PREMISES. By taking possession of the Premises, Tenant accepts the Premises in its then "as is" condition and acknowledges that the Premises and the Building are in good and satisfactory condition at the time Tenant takes possession of the Premises.

3.4 QUIET ENJOYMENT. Upon Tenant's paying the rent and other expenses provided in this lease and observing and performing all of the terms, covenants and conditions to be observed and performed by Tenant hereunder, Tenant shall have possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease.

3.5 SECURITY DEPOSIT. On delivery to Landlord of a copy of this Lease executed by Tenant, Tenant shall deposit with Landlord the amount set forth in Section 1.12 as security for the performance by Tenant of its obligations under this Lease. Upon any default by Tenant under this Lease, Landlord may, but shall not be obligated to, use, apply or retain all or any part of such security deposit for the payment of any

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         rent in default, or any other damage, loss, cost or expense which
         Landlord may incur as a result of, or in connection with, Tenant's default. If Landlord so applies any portion of such security deposit, Tenant shall within ten (10) days after written demand from Landlord, restore such deposit to the full amount provided in the Lease. Landlord shall not be required to pay interest to Tenant on such security deposit or to keep such security deposit separate from its general accounts. If Tenant complies with all of the provisions of this Lease, the unused portion of such security deposit shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within a reasonable time after the expiration or sooner termination of the Lease Term and the surrender of possession of the Premises to Landlord in the condition required hereby. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any loss or damage, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. No successor of Landlord's interest hereunder shall be liable for the return of any security deposit made by Tenant except to the extent such successor actually receives such deposit.

3.6 OPTION TO EXTEND At the end of the initial term, Tenant shall have the option to extend for one (1) two (2) year period. Tenant shall provide Landlord with no less than four (4) months prior written notice of its intent to extend. The rental rate for the extended term shall include a five (5%) percent increase for each year of the extended term.

4.       RENT.
         -----

4.1 PAYMENT OF RENT. Tenant shall pay the Monthly Rental without any prior demand therefor and without any deduction or offset whatsoever, in lawful money of the United States of America, to Landlord on the first day of each calendar month during the term of this Lease as rent for the Premises for such month. Tenant shall make all payments of rent and other expenses to Landlord at Landlord's address or at such other address as Landlord may from time to time request in writing. If the term of this Lease commences other than on the first day of the month or ends other than on the last day of a month, the rent for a partial month shall be prorated on a thirty (30) day month, based on the number of days in such month that this Lease is in effect.

4.2 MONTHLY RENTAL. The Monthly Rental for Months 1 through 36 beginning with the Commencement Date shall be the Initial Monthly Rental as provided in Section 1.9 hereof.

4.3 ADDITIONAL RENTAL. In addition to paying the Monthly Rental as specified in Section 4.1 of this Lease, Tenant shall pay Tenant's Share (as defined herein) of the annual Direct Expenses (as defined herein) which are in excess of Direct Expenses incurred in the Base Year (as defined herein); provided, however, that in no event shall any decrease in Direct Expenses entitle Tenant to any decrease in the Monthly Rental or any credit against sums due under this Lease. Such payments by Tenant together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rental". The Monthly Rental and Additional Rental are herein collectively referred to as "Rent" or "rent". All amounts due under this Article 4 as Additional Rental shall be payable for the same periods and in the same manner as the Monthly Rental. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rental provided for in this Article 4 shall survive the expiration of the Lease Term.

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4.4      DEFINITIONS. As used in this ARTICLE 4, the following terms shall have the meanings hereinafter set forth:

a)       "Base Year" shall be the period set forth in Section 1.10.

b)       "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses".

c) "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

d) "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall incur during any Expense Year, because of or in connection with Landlord's management, maintenance, repair, replacement, restoration or operation of the Building and the Building Common Areas, whether or not such expenses, costs and amounts are payable to the Master Landlord under the Master Lease. Operating Expenses shall include, without limitation: (i) the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and any escalator and/or elevator systems, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses , and the costs incurred in connection with the implementation and operation of a transportation system management program or similar program; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine (including without limitation the amounts required to maintained under the Master Lease); (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, reasonable legal fees and reasonable accounting fees, of all contractors engaged by Landlord or otherwise reasonably incurred by Landlord; (vii) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (viii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord provide services for more than one building of Landlord, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Building and the Building Common Areas; (ix) operation, repair, maintenance and replacement of all "Systems and Equipment," as that term is defined below, and components thereof; (x) the cost of janitorial, alarm and security service, window cleaning, trash removal, parking lot sweeping, landscape maintenance, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xi) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property; (xiii) the cost of any capital improvements or other costs made to the Building that are required under any governmental law or regulation, ^ provided, however, that if any such cost described above, is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine, and (xiv) all amounts of "Additional Rent" as defined in the Master Lease payable by Landlord under the Master Lease that are allocable to the Building and the Building Common Areas. If the Building is not at least ninety-five percent (95%) occupied

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         during all or a portion of any Expense Year, Landlord may make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to be the amount of Operating Expenses for such year, or applicable portion thereof. Notwithstanding anything to the contrary set forth in this ARTICLE 4, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements. "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building in whole or in part.

g) "Tax Expenses" shall mean all amounts charged to Landlord during any Expense Year as "Tax Expenses" under the Master Lease, which are attributable to the ownership, management, and operation of the Building and the Building Common Areas.

h)       "Tenant's Share" shall mean the percentage set forth in Section 1.11.

4.5      CALCULATION AND PAYMENT OF ADDITIONAL RENTAL.

a) CALCULATION OF EXCESS AND UNDERAGE. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in SECTION 4.5.(b), below, and as Additional Rental, an amount equal to the excess (the "Excess").

b) STATEMENT OF ACTUAL DIRECT EXPENSES AND PAYMENT BY TENANT. Following the end of each Expense Year, Landlord shall give to Tenant a statement (the "Statement") which Statement shall state the actual Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess or underage. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Monthly Rental, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess", as that term is defined in SECTION 4.5.(c) below. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall, within thirty (30) days of receipt of a Statement setting forth the Excess, pay to Landlord an amount as calculated pursuant to the provisions of SECTION 4.5.(a) of this Lease. The provisions of this SECTION 4.5.(b) shall survive the expiration or earlier termination of the Lease Term.

c) STATEMENT OF ESTIMATED DIRECT EXPENSES. Landlord, at Landlord's option, may elect to give Tenant a yearly expense estimate statement (the "Estimate Statement") which Estimate Statement shall set forth Landlord's reasonable estimate (the "Estimate") of what the total

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         amount of Direct Expenses for the then-current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Share of Direct Expenses, which shall be based upon the Estimate, to Tenant's Share of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this ARTICLE 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Monthly Rental due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this SECTION 4.5.(c)). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the Monthly Rental installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

4.6 TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE. Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

a) Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

b) Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Building or Building Common Areas; or

c) Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

d) Said assessments are levied or assessed upon the Building or Building Common Areas or any part thereof or upon Landlord and/or by any governmental authority or entity, and relate to the construction, operation, management, use, alteration or repair of mass transit improvements.

4.7 PAYMENT FOR ADDITIONAL SERVICES. In addition to the payment set forth above, but not as additional rent, Tenant shall pay to Landlord such sums as may be due to Landlord for items and Additional Services, as generally described in Section 5.3 below, provided by Landlord to Tenant in the month previous to the one in which the monthly rental is due. Notwithstanding anything in this Lease to the contrary, any delay or failure of Landlord to provide notice of the additional cost due, or in billing therefor, shall not constitute a waiver of, or in any way impair, the obligation of Tenant to pay such additional cost. Tenant's failure to pay such additional charges shall, without impairment to any other of Landlord's rights and remedies at law or otherwise, entitle Landlord to immediately terminate the Additional Services for which payment has not been made in whole when due, and shall be subject to the same penalties, charges, and actions at law as a failure to pay other contractual obligations. Landlord shall provide janitorial

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         service equivalent to that furnished in comparable office buildings which shall consist essentially of a nightly clean-up five (5) days per week (excluding holidays) and window washing as reasonably required. Landlord shall replace fluorescent tubes and ballasts in the Landlord's building standard overhead fluorescent fixtures as required. Tenant shall pay for replacement of all other tubes, ballasts and bulbs as required. "Business Hours" shall mean Monday through Friday from 8 a.m. to 6 p.m., and on Saturday from 9:00 a.m. to 1:00 p.m., except for the date of observation of locally recognized holidays designated by Landlord (collectively, the "Holidays").

5.       SERVICES AND UTILITIES.
         -----------------------

5.1 SERVICES BY LANDLORD. Landlord shall furnish to the Premises during Business Hours (as defined below) such amounts of air conditioning, heating and ventilation as may be reasonably necessary for the comfortable use and occupation of the Premises as office space. Landlord shall at all times furnish the Premises with elevator service and electricity adequate for normal lighting and office machines and shall furnish water for lavatory and drinking purposes.

5.2 MAINTENANCE AND REPAIR BY LANDLORD. Landlord shall use commercially reasonable efforts to repair and maintain the Building and Building Common Areas.

5.3 ADDITIONAL SERVICES. Landlord shall provide to Tenant, at additional cost to Tenant, the following Additional Services:

a) PARKING. Landlord shall permit Tenant and its employees to park the number of cars set forth in Section 1.14 within the parking area designated by Landlord at Raleigh Studios and Tenant shall pay the monthly rate for parking from time to time applicable thereto. Tenant shall comply with rules and regulations applicable to the parking area.

b) TELEPHONE SERVICE. Telephone service is provided through a privately owned telephone switch system and not by a public utility and shall be billed at the standard charges and rates established by Landlord for all Tenants having similar telephone usage and requirements. Telephone charges and rates shall be established at the time such service is ordered initially and shall apply in all months in which Tenant utilizes such service, subject to any price adjustments applicable to all users that Landlord in Landlord's sole discretion, may find it necessary to make.

c) OTHER SERVICES. Use of Landlord's equipment, provision of maintenance services beyond those set forth in Section 5.2 above, provision of repair services, and use of conference rooms, as well as such other items and/or services as may be agreed to in writing between Landlord and Tenant. If Tenant requests, and Landlord elects to provide heating, ventilation and air-conditioning service after Business Hours, the delivery of such service shall be subject to such hourly rates, advance notice requirements and minimum period requirements as Landlord may establish.

5.4 INTERRUPTION OF SERVICE. Landlord shall not be liable and the Monthly Rental and other payment to Landlord shall not abate for interruptions to, without limitation, the telephone, plumbing, heating, ventilating, air conditioning, elevator, electrical or other mechanical systems or cleaning services, by reason of any casualty, accident, emergency, repairs, alterations, improvements or shortages, or lack of availability of materials or services. At any time during the term of this Lease, any utilities and\or services may be conserved by Landlord without abatement of rent or other expenses if undertaken by Landlord as required by any governmental agency or in a reasonable effort to reduce energy or other resource consumption.

6.       USE AND OCCUPANCY BY TENANT.
         ----------------------------

6.1 USE BY TENANT. Tenant shall use and occupy the Premises for office purposes and such other purpose as described in Section 1.15 and for no other purposes. Tenant shall operate its business on the Premises during normal business hours and shall maintain sufficient personnel on the Premises during normal business hours to receive and supervise visitors to the Premises. Tenant shall not do or permit anything to be done in or about the Premises which would constitute a nuisance to the other tenants or occupants of the building or significantly interfere with their use of any area of the Building other than the Premises.

6.2 RULES AND REGULATIONS. Tenant and its employees, agents and visitors shall observe faithfully the Rules and Regulations attached hereto as Exhibit "B" and made a part hereof, and such other and further reasonable Rules and Regulations as Master Landlord or Landlord may from time to time adopt. Landlord shall not be liable to Tenant for violation of any Rules and Regulations or the breach of any provision in any lease by any other tenant or other party in the Studios.

6.3 PROHIBITED USES. Tenant shall not use nor permit anything to be done in or about the Premises nor bring or keep anything therein which shall:
         (a) increase the existing rate of, cause the cancellation of, or otherwise adversely affect any casualty or other insurance for the Building or any part thereof or any of its contents; (b) impair the proper and economic maintenance, operation and repair of the Building or any portion thereof; (c) cause any nuisance in or about the Premises or the Building; or (d) obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Tenant shall not commit or allow to be committed any waste to the Premises or the Building.

6.4 COMPLIANCE WITH LAWS. Tenant shall not use the Premises or permit anything to be done in or about the Premises or Raleigh Studios which shall in any way conflict with or violate any present or future law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any present or future governmental or quasi-governmental authority, agency, department, board, panel or court (singularly and collectively "LAWS"). Tenant shall, at its expense, promptly comply with all Laws, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, with respect to the Tenant Improvements located in or about the Premises or with respect to the Building Common Areas on the floor or floors containing the Premises. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, code, ordinance, rule, or regulation. Landlord acknowledges, however, that Tenant shall maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials.

7.       MAINTENANCE, REPAIRS AND ALTERATIONS.
         -------------------------------------

7.1 MAINTENANCE AND REPAIR. During the term of this Lease, Tenant shall take good care of the Premises and fixtures therein and maintain them in good order, condition and repair in a quality and class equal to the original work, ordinary and reasonable wear excepted. During the term of this Lease, Tenant shall maintain at its own expense all plumbing fixtures and the area in which such plumbing fixtures are located within the Premises, except the restrooms located in the core of the Building, in good order, condition and repair to the reasonable satisfaction of Landlord. Upon surrender of the Premises to Landlord, Tenant shall deliver the Premises to Landlord, broom clean, in as good order, condition and repair as they are on the commencement of the term of this Lease, ordinary and reasonable wear excepted. Without limiting the foregoing, Landlord may require that any such maintenance or repairs be performed by Landlord at Tenant's expense, but only in the event that Tenant shall fail, in Landlord's reasonable opinion, to maintain or repair the premises in a proper manner, and only after Landlord has provided Tenant with thirty (30) days prior written notice of the Landlord's objection to the method and manner in which the Tenant is maintaining the premises. In addition to the forgoing requirements of this Article 7.1.

7.2      ALTERATIONS AND ADDITIONS.

a)       LANDLORD'S CONSENT.

         (i) ALTERATIONS REQUIRING PRIOR NOTICE. Tenant shall not make or permit to be made any alterations, additions or improvements (singularly and collectively "Alterations") to or of the Building or the Premises or any part thereof without the prior written consent of Landlord in each instance. However, Landlord's consent shall not be required (but Tenant must provide prior written notice) for minor cosmetic decorations of the Premises such as wall coverings, wall hangings, nor for the installation of furnishings (collectively, "Cosmetic Alterations"). If tenant improvement work is to be performed to the Premises pursuant to the terms of a Work Letter attached hereto as an Exhibit, the initial installation and performance of such work shall be governed by the terms of such Work Letter and not by the terms of this Section 7.2 provided any addition, modification or removal of such work after its initial installation shall be governed by this Section 7.2.

         (ii) ALTERATIONS REQUIRING PRIOR CONSENT. Landlord shall not unreasonably withhold its consent to any Alterations provided and upon the condition that all of the following conditions (which shall not apply to Cosmetic Alterations) shall be satisfied: (a) the Alterations do not affect the outside appearance of the Building; (b) the Alterations are nonstructural and do not affect the water-tight nature of the Building; (c) the Alterations are to the interior of the Premises and do not affect any part of the Building outside of the Premises; (d) the Alterations do not affect the functioning of the heating, ventilating and air conditioning ("HVAC"), mechanical, electrical, sanitary or other utilities, systems and services of the Building, or increase the usage thereof by Tenant; (e) Landlord shall have approved the final plans and specifications for the Alterations and all contractors (including subcontractors) who shall perform them;
         (f) Tenant agrees to pay to Landlord (i) a fee for Landlord's indirect costs, field supervision or coordination in connection with the Alterations equal to five percent (5%) of the estimated cost of the Alterations, and (ii) the reasonable costs and expenses actually incurred by Landlord in reviewing Tenant's plans and specifications and inspecting the Alterations to determine whether they are being performed in accordance with the approved plans and specifications and in compliance with Laws, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose; and (g) before proceeding with any Alteration Tenant shall comply with the lien obligations set forth in subsection (iii) below. Unless all of the foregoing conditions are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord's sole and absolute discretion. Tenant shall pay, when presented and as due, all claims for labor, services and/or materials furnished or alleged to have been furnished regarding Alterations, including, without limitation, as may become due, mechanics' or material men's liens against Raleigh Studios or any portion thereof or interest therein. Subject to the requirements of this Section 7.2 and all other applicable provisions of this Lease, Tenant shall have the right to contest in good faith the validity of any such lien, claim and/or demand. Tenant shall fully satisfy any judgment within five calendar days of its issuance that may be rendered against Landlord, Raleigh Studios and/or any portion thereof or interest therein. In order to appeal any judgment, Tenant shall first post an appeal bond within five calendar days of the issuance of the judgment in form, substance and amount as reasonably required by Landlord or any purchaser of Raleigh Studios or any portion thereof or interest therein and also as are required by any lender or title company.

         (iii) INDEMNITY AND BOND. Tenant shall defend and indemnify Landlord, Master Landlord and Raleigh Studios against any such lien, claim and/or demand in connection with any Alteration as provided in Section 8.3 herein. Tenant shall also furnish Landlord with both a lien release bond and a surety bond in an amount sufficient to cover all expenses, claims, losses, damages and/or liabilities that may be claimed against or suffered by Landlord, Master Landlord and Raleigh Studios or any of them by reason of Tenant's contest, including without limitation to satisfy Tenant's defense and indemnity of Landlord, Master Landlord and Raleigh. Such bonds shall be in form, substance and amount as are reasonably satisfactory to Landlord and also as are required by any lender or title company. The lien release bond shall also be in form, substance and amount sufficient to satisfy and remove of record the contested lien, claim and/or demand.

         (iv) CONSTRUCTION INSURANCE. Before construction begins, Tenant shall deliver to Landlord reasonable evidence that damage to, or destruction of, the Alterations during construction will be covered either by the policies that Tenant is required to carry under Article 8 or by a policy of builder's all-risk insurance in an amount reasonably approved by Landlord. If Landlord requires Tenant to provide builder's all-risk insurance for the proposed Alterations, Tenant shall provide a copy of the policy, any endorsements, and an original certificate of insurance that complies with Article 8. Tenant shall cause each contractor and subcontractor to maintain all worker's compensation insurance required by law and liability insurance (including property damage) in amounts reasonably required by Landlord. Landlord and Master Landlord shall be named as an additional insured on the contractor's liability insurance policy.

         (v) OTHER TERMS. Not more than twenty (20) days prior to commencement of any Alterations (including, without limitation, Cosmetic Alterations), Tenant shall notify Landlord of the work commencement date so that Landlord may post notices of non-responsibility about the Premises. All Alterations must comply with all Laws, the other terms of this Lease, and the final plans and specifications approved by Landlord, and Tenant shall fully and promptly comply with and observe the rules and regulations of Landlord then in force with respect to the making of Alterations. Landlord's review and approval of Tenant's plans and specifications are solely for Landlord's benefit. Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant, with respect to the safety, adequacy, correctness, efficiency or compliance with Laws of the design of the Alterations, the plans and specifications therefor, or any other matter regarding the Alterations. In addition, the performance of Alterations shall also be conditioned upon the following: (a) copies of Tenant's plans and specifications shall have been delivered to Landlord at least 15 calendar days before Tenant commences the Alterations, or if plans and specifications are not required by Laws and have not been prepared for such Alterations, Tenant shall deliver a written description of the Alterations to be performed; all required governmental approvals and permits have been obtained and copies have been delivered to Landlord; all requirements regarding insurance hereunder and all commercially reasonable requirements of Landlord's and Master Landlord's hazard insurance carriers have been satisfied, and a certificate of insurance showing Landlord and Master Landlord as additional insureds as required hereunder shall be delivered to Landlord.

b)       OWNERSHIP AND SURRENDER.

         (i) ALTERATIONS. Upon their installation, all Alterations, including, but not limited to, cabling, wall covering, paneling and built-in cabinetry, but excluding movable furniture, trade fixtures and office equipment ("Tenant's Property"), shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises. However, upon the expiration or sooner termination of the Lease Term, Tenant shall, upon demand by Landlord, at Tenant's expense, immediately remove any Alterations made by Tenant which are designated by Landlord to be removed and repair any damage to the Premises caused by such removal.

         (ii) TENANT'S PROPERTY. Upon the expiration or sooner termination of the Lease Term, Tenant shall immediately remove Tenant's Property from the Premises and repair any damage to the Premises caused by the installation, use or removal of Tenant's Property. If Tenant fails to remove Tenant's Property on or before the expiration or sooner termination of the Lease Term, (i) Tenant's Property shall be, at Landlord's option, deemed abandoned by Tenant, (ii) Tenant hereby waives any statutory or common law rights to Tenant's Property or to assert the means by which Landlord disposes of Tenant's Property, (iii) Tenant agrees that Landlord may keep or dispose of Tenant's Property in any manner Landlord desires, without liability to Tenant therefor, and
         (iv) Tenant shall be obligated to promptly reimburse Landlord for any costs incurred by Landlord in removing and disposing of Tenant's Property (and for any costs incurred by Landlord in repairing the Premises as a result of the installation, use or removal of Tenant's Property). In no event shall Tenant's Property include any wall partitions ("Wall Partitions") installed at the Premises which permit the division of the Premises regardless of the fact that such partitions may be movable. All Wall Partitions shall be deemed Landlord's property and shall be surrendered with the Premises at the end of the Lease Term.

         (iii) LIENS. Tenant shall pay when due all claims for labor, materials and services furnished by or at the request of Tenant or Tenant's Affiliates. Tenant shall keep the Premises and the Building free from all liens, security interests and encumbrances (including, without limitation, all mechanic's liens and stop notices) created as a result of or arising in connection with the Alterations or any other labor, services or materials provided for or at the request of Tenant or Tenant's Affiliates, or any other act or omission of Tenant or Tenant's

         Affiliates, or persons claiming through or under them (such liens, security interests and encumbrances singularly and collectively are herein called "Liens"). If Tenant fails to keep the Premises and the Building free from Liens, then, in addition to any other rights and remedies available to Landlord, Landlord may take any action necessary to discharge such Liens, including, but not limited to, payment to the claimant on whose behalf the Lien was filed.

         As used herein "Tenant's Affiliates" shall mean Tenant's owners, directors, officers and employees.

         (iv) ADDITIONAL REQUIREMENTS. Alterations shall comply with all Laws and Tenant shall be solely responsible for, shall comply with, and shall perform any work required by any and all Laws in any way arising out of or in connection with the Alterations.

8.       INSURANCE AND INDEMNIFICATION.
         ------------------------------

8.1 LANDLORD'S INSURANCE AND WAIVER. Landlord may obtain such liability insurance and such insurance for Raleigh Studios and the rents from Raleigh Studios against such other perils as Landlord considers appropriate and include such costs in Operating Expenses. Tenant acknowledges that it shall not be a named insured in such policy and that it has no right to receive any proceeds from any such insurance policies carried by Landlord.

8.2      TENANT'S INSURANCE.

a) During the entire term of the Lease, Tenant shall obtain and keep in full force and effect, at its sole cost and expense, the following insurance:

         (i) Fire and extended coverage insurance with a water damage and sprinkler damage endorsement and with a vandalism and malicious mischief endorsement for the tenant improvements in the Premises and the property of Tenant located in the Building and in an amount not less than ninety percent (90%) of its cash value for the tenant improvements and for any property such as standard office furniture, furnishings, equipment, files and supplies and in an amount of one hundred percent (100%) of its cash value for any property such as cash, antiques, art objects and jewelry;

         (ii) Comprehensive general liability insurance, to include personal injury, bodily injury, broad form property damage, premises/operations, owner's protective coverage, blanket contractual liability, products and completed operations liability and owned/non-owned auto liability, insuring against all claims and liability arising out of the use or occupancy of the Premises, with limits as appropriate to Tenant's use of the Premises but not less than $2,000,000 inclusive. Such policy shall name Landlord, Master Landlord and Master Landlord's lender's, as applicable, as additional insured and shall contain substantially the following provision:

                           "Such insurance as afforded by this policy for the benefit of Landlord (and the owner of the premises and such owner's lender holding a security interest in the premises as applicable) shall be primary as respects any claims, losses or liabilities arising out of the use of the Premises by the Tenant or by Tenant's operation and any insurance carried by Landlord or owner shall be in excess and non-contributing."

         (iii) Insurance against interruption of Tenant's business and loss of Tenant's business records in such amount as appropriate to Tenant's business, unless Tenant shall provide, in writing, evidence of self insurance satisfactory to Landlord pertaining to interruption of Tenant's business and loss of Tenant's business records.

b) All insurance policies of Tenant required by this Lease shall be taken out with insurers reasonably acceptable to Landlord and in form reasonably satisfactory to Landlord. All such policies shall contain a waiver by the insurance company of any right of subrogation, shall name the Landlord, Master Landlord, and any other person holding an interest in Raleigh Studios designated by Landlord as additional insured, as their interests appear, and shall contain a cross-liability endorsement. Tenant agrees that certificates of insurance on Landlord's standard form, or, if required by Landlord, certified copies of each such insurance policy, shall be delivered to Landlord as soon as practicable after the placing of - the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord Master Landlord and any other person holding an interest in Raleigh Studios designated by Landlord in writing no less than thirty (30) days prior to any material change, reduction in coverage, cancellation, or other termination thereof.

c) In the event of damage to or destruction of the Building entitling Landlord or Master Landlord to terminate this Lease, if the Premises have also been damaged, and if Landlord or Master Landlord terminates this Lease, Tenant shall immediately pay to Landlord, or if Landlord directs Tenant, to Master Landlord as the case may be, all of its insurance proceeds, if any, relating to the Tenant Improvements and Alterations (but not to Tenant's trade fixtures, equipment, furniture or other personal property of Tenant) in the Premises. If the termination of this Lease is due to damage to the Building or the Premises hereunder, Tenant shall deliver to Landlord, in accordance with the provisions of this Lease, the Tenant Improvements, the Alterations and the Premises.

d) Tenant agrees that it shall not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force from time to time covering Raleigh Studios. In the event Tenant's occupancy or conduct of business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord or any other person holding an interest in the Premises, Tenant shall pay any such increase in premiums as additional rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on Raleigh Studios or the Tenant Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises.

8.3      RELEASE AND INDEMNIFICATION.

a) Notwithstanding any contrary provision herein, Tenant hereby waives all claims against each of Landlord Parties (as defined below) for any injury or damage to any person or property or any other loss (including, but not limited to, loss of income) in or about the Premises or Raleigh Studios by or from any cause whatsoever, and, without limiting the generality of the foregoing, whether caused by water leakage, by gas, fire, oil or electricity, by any interruption of utilities or services, or by any tenant, occupant or other person, theft or damage to equipment, furniture, records and other property on or about the Premises, for loss or damage to Tenant's business or for death or injury to persons on or about the Premises or Raleigh Studios. Notwithstanding any contrary provisions in this Lease, in no event shall Landlord Parties be liable for incidental and/or consequential damages hereunder. As used herein Landlord Parties shall mean Landlord, Master Landlord, any lender holder holding a security interest in the Premises and their respective owner's directors, officers, agents and employees.

b) Tenant shall indemnify, defend and hold harmless Landlord's Parties from and against any and all claims, demands, losses, damages, liabilities, costs and expenses (including, but not limited to actual attorneys' fees and costs) for the loss, theft or damage to property or for death or injury to persons on or about the Premises or arising from Tenant's use or enjoyment of the Premises or Raleigh Studios, from the conduct of any owner, director, officer, employee, agent, contractor, representative, licensee, guest, invitee or visitor of Tenant in or about the Premises, or from any breach or default under this Lease by Tenant. If any action or proceeding is brought against Landlord or any other person holding an interest in the Premises by reason of any such matter, Tenant shall, upon Landlord's request, defend same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to persons in or about the Premises, except to the extent arising from the gross negligence or willful misconduct of Landlord, and Tenant hereby waives all claims in respect thereof against Landlord, and any other person holding an interest in the Premises. The provisions of this Article shall survive the expiration or termination of this Lease with respect to any claims or liability arising from events occurring prior to such expiration or termination. Notwithstanding the foregoing, Tenant indemnification, defense and hold harmless obligations hereunder shall not extend to any of Landlord Parties to the extent of such party's gross negligence or willful misconduct.

8.4 WAIVER OF SUBROGATION. Without limiting the obligation of Tenant to maintain insurance which permits waiver of subrogation (unless otherwise approved in writing by Landlord), Landlord and Tenant hereby waive all causes of action and rights of recovery against each other, against all subtenants or assignees of Tenant, against all other tenants of Raleigh Studios and their assignees and sublessees and against Master Landlord, its lender holding security interest in the Property and any other party holding an interest in the Premises (together, the "Affected Parties"), and against the agents, owners, directors, officers and employees of the Affected Parties, for any loss occurring to the property of the Affected Parties resulting from any of the perils insured against under any and all casualty insurance policies in effect at the time of any such loss regardless of cause or origin of such loss, including the negligence of the Affected Parties or the agents, owners, directors, officers, or employees of the Affected Parties, to the extent of any recovery on such policies of insurance.

9.       DAMAGE OR DESTRUCTION.
         ----------------------

9.1 NOTICE OF CASUALTY. Tenant agrees to notify Landlord immediately in writing of any damage to the Premises resulting from fire, earthquake or any other identifiable event of a sudden, unexpected or unusual nature ("Casualty").

9.2 REPAIR OF DAMAGE. If the Premises or the Building are damaged or destroyed by Casualty covered by the usual form of fire and extended coverage, Landlord shall commence repair or restoration within sixty days of such damage or destruction and shall diligently pursue such repair and restoration to completion unless this Lease is terminated as provided herein. Landlord shall pay the cost of repair to any damage or destruction of the Building or the Premises caused by the willful misconduct of Landlord, its owners, directors, officers, agents or employees. Tenant shall pay the cost of repair of any damage or destruction of the Premises except to the extent caused by defects in construction of the Building or the negligence or willful misconduct of Landlord, its owners, directors, officers, agents or employees. Tenant shall pay the cost of repair of any damage or destruction of the Studios caused by the negligence or willful misconduct of Tenant, its employees, owners, directors, officers, agents or visitors. The costs of repair of the Premises or the Studios shall include a reasonable overhead charge by Landlord. Tenant's obligation to pay the cost of repairs for damage or destruction to the Premises or the Studios shall be reduced by any insurance proceeds payable to Landlord for such damage or destruction, but only to the extent such insurance provides for a waiver of subrogation which permits such reduction of Tenant's obligations. Tenant shall vacate such portion of the Premises as Landlord reasonably requires to enable Landlord to repair the Premises or the Studios.

9.3 ABATEMENT. If the Premises are damaged or destroyed by Casualty not caused by the gross negligence or willful misconduct of Tenant, its owners, directors, officers, agents, employees or visitors, the Monthly Rental and the payment by Tenant of its share of Operating Expenses shall abate until such damage or destruction is repaired in proportion to the reduction of the area of the Premises usable by Tenant. Except as specifically provided in this Lease, this Lease shall not terminate, Tenant shall not be released from any of its obligations under this Lease, the rent and other expenses payable by Tenant under this Lease shall not abate and Landlord shall have no liability to Tenant for any damage or destruction to the Premises or the Building or any inconvenience or injury to Tenant by reason of any maintenance, repairs, alterations, decoration, additions or improvements to the Premises or the Building. Tenant hereby waives the provisions of subdivision 2 of Section 1932 and subdivision 4 of Section 1933 of the California Civil Code.

9.4      TERMINATION OF LEASE IN EVENT OF DAMAGE.

a) TERMINATION BY LANDLORD. If the Building is damaged or destroyed by Casualty, Landlord shall have the option to terminate this Lease within sixty (60) days of such damage, if Landlord reasonably determines that the cost of repair to the Building exceeds fifty percent (50%) of the value of the Building exclusive of the land prior to such damage or the Building cannot be repaired within 120 days of damage or if the cost of repair of the Premises, as reasonably determined by Landlord, exceeds the insurance proceeds estimated by Landlord to be payable to Landlord for such damage or destruction, unless the Tenant agrees in writing to pay any costs or repairs of the Premises in excess of such insurance proceeds within fifteen (15) days of receipt by Tenant of written notice from Landlord of its intention to terminate this Lease pursuant to this section 9.4.

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

b) TERMINATION BY TENANT. If more than twenty-five percent (25%) of the Premises is damaged or destroyed by Casualty which damage is not attributable to the negligence or willful misconduct of Tenant, and Landlord reasonably determines, within thirty (30) days following Tenant's request for such determination, that such damage cannot be repaired within one hundred and twenty (120) days of such request, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord of such election no later than thirty (30) days following Landlord's determination that the damage cannot be so repaired.

9.5 END OF TERM. Landlord shall not have any obligation to repair, reconstruct or restore the Premises during the last twelve (12) months of the term of this Lease or any extension thereof, as a result of any damage to the Premises if the cost of such repair, reconstruction or restoration as reasonably estimated by the Landlord exceeds the then Monthly Rental. If Landlord elects not to repair the Premises OR the Building pursuant to this Section 9.5, Tenant may elect to terminate this Lease within thirty (30) days of receipt of Landlord's notification of its election not to repair pursuant to this Section
         9.5. If Tenant elects to terminate this Lease as provided in this Section, this Lease shall terminate thirty (30) days following the election by Tenant to terminate this Lease. If Tenant does not elect to terminate this Lease within such thirty (30) day period, the rent and other expenses payable by Tenant shall not abate, Landlord may repair the Premises at Tenant's cost and expense, and Tenant shall deposit with Landlord in advance an amount estimated by Landlord as the cost of such repair.

9.6 TERMS OF MASTER LEASE. The foregoing rights and obligations of Landlord and Tenant are subject to and subordinate to the terms of the Master Lease.

10.      CONDEMNATION.
         -------------

10.1 The term of this Lease shall terminate as to the portion of the Premises taken or condemned by any authority under power of eminent domain or transferred by Landlord or the owner of the Premises by agreement with such authority under threat of condemnation, with or without any condemnation action being instituted, as of the date such authority requests possession of such portion of the Premises. The Monthly Rental shall be adjusted in the proportion that the square footage of the portion of the Premises taken bears to the total square footage of the Premises prior to such taking. Tenant shall not be entitled to any compensation, allowance claim or offset of any kind against the Landlord or any condemning authority, as damages or otherwise, by reason of being deprived of the Premises or by the termination of this Lease, except that Tenant shall be entitled to such portion of any separate award for any improvements to the Premises paid for by Tenant in any amount not to exceed the unamortized cost of such improvements with such costs amortized over the term of this Lease without reference to any unexercised options. Any portion of the Building other than the Premises taken by eminent domain or dedicated to public use shall upon such taking or dedication be excluded from the area over which Tenant is granted rights hereunder, and this Lease shall continue in full force and effect without any reduction in rental. The foregoing rights and obligations of Landlord and Tenant are subject to and subordinate to the terms of the Master Lease.

11.      ASSIGNMENT, SUBLETTING AND RECAPTURE.
         -------------------------------------

11.1 CONSENT REQUIRED. Tenant shall not assign, sublease, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein without the prior written consent of Landlord, which consent shall not be unreasonably withheld. If Tenant desires at any time to assign or otherwise transfer this Lease or sublease all or a portion of the Premises, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed assignee or sublessee, (ii) the nature of the proposed assignee's or sublessee's business to be carried on in the Premises,
         (iii) a copy of the proposed assignment or sublease and any other agreements to be entered into concurrently with such assignment or sublease, and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee or sublessee. Landlord may condition its consent to any assignment or sublease on the execution by such assignee or sublessee of a written assumption by such assignee or sublessee of the obligations of Tenant under this Lease. Without limiting Landlord's right to consider other matters, Tenant agrees that it shall be reasonable for Landlord to deny consent to an assignment or sublease, for the following reasons: (a) the proposed assignee or sublessee: (i) is of a character or reputation or engaged in a business which is not consistent with the quality of the Building, or would be a significantly less prestigious occupant of the Building than Tenant; (ii) intends to use the space for purposes which are not permitted under this Lease; (iii) is either a governmental agency or instrumentality thereof; (iv) is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested; or (iv) occupies space in the Building, is negotiating with Landlord to lease space in the Building, or has negotiated with Landlord during the previous twelve (12) month period; (b) the proposed assignment or sublease would cause Landlord to be in violation of another lease or agreement to which Landlord is a party. A transfer of control or ownership of Tenant shall be deemed an assignment of this Lease and shall be subject to all of the provisions of this Article. Tenant shall pay to Landlord a reasonable fee and Landlord's expenses (including, without limitation, Landlord's attorneys fees) in reviewing such proposed assignment or sublease. This Lease may not be assigned or sublet without complying with the provisions of this Article in reliance on any law relating to bankruptcy or debtor's rights generally unless adequate assurance of future performance is provided Landlord including adequate assurance of the source of rent and other expenses due under this Lease for the entire term of this Lease and unless the assignee or sublessee and the proposed use of the Premises by the assignee or sublessee are consistent with the type of other tenants in the Building and the use by such tenants of their Premises.

11.2 PROHIBITIONS. Partial assignments of Tenant's interest in this Lease are prohibited. Any sale, assignment, encumbrance or other transfer of this Lease and any subleases or occupation of the Premises which does not comply with the provisions of this Article 11 shall be void and shall be a default under this Lease.

11.3 PAYMENTS TO LANDLORD. In the event of an assignment, Tenant shall pay to Landlord promptly, following receipt of any compensation in connection with such assignment under this Lease, fifty percent (50%) of the amount by which the value of such compensation exceeds Tenant's unamortized cost of Tenant's improvements in the Premises. In the event of a sublease, Tenant shall pay to Landlord promptly following receipt of the amount by which all sublease rental and other payments received by Tenant from any subtenant or any other person occupying any portion of the Premises exceeds the total of the rental or other amounts payable by Tenant pursuant to Article 4 and Article 5 for the portion of the Premises subleased with the rental or other amounts payable by Tenant for the Premises allocated on the basis of square footage. The provisions of this Section shall apply regardless of whether such assignment, subleasing or occupation is made in compliance with the terms of this Lease. Any payments made to Landlord pursuant to this Section, or Landlord's acceptance or endorsement thereof, shall not constitute a consent to any assignment, subleasing or occupation or cure any default under this Lease.

11.4 RECAPTURE. If Tenant requests Landlord's consent to any assignment or sublease of this Lease, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the information concerning such assignment or sublease required by Section 11.1, to terminate this Lease effective as of the date Tenant proposes to assign this Lease or sublease all or a portion of the Premises. Landlord's right to terminate this Lease on assignment or sublease shall not terminate as a result of Landlord's consent to the assignment of this Lease or sublease of all or a portion of the Premises, or Landlord's failure to exercise this right with respect to an assignment or sublease.

11.5 NO RELEASE. Landlord's consent to any sale, assignment, encumbrance, subleasing, occupation or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent assignment, subleasing or occupation. The collection or acceptance of rent or other payment by Landlord from any person other than Tenant shall not be deemed the acceptance of any assignee or subtenant as the tenant hereunder or a release of Tenant from any obligation under this Lease. If any assignee, sublessee or successor of Tenant defaults in the performance of any obligations under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting any remedies against such assignee, sublessee or successors. Landlord may consent to subsequent assignments or subleasing of this Lease or amendments or modifications of this Lease with the assignee, sublessees or successors of Tenant without notifying Tenant or such assignee, sublessee or successors and without obtaining their consent and such action shall not relieve Tenant or such assignee, sublessee or successors of any liability under this Lease.

11.6 TENANT'S REMEDIES. Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed transferee of Tenant claims that Landlord has unreasonably withheld or delayed its consent or otherwise has breached or acted unreasonably under this Article 11, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages and Tenant shall have no right and hereby waives any right under all Laws to terminate this Lease, and Tenant waives all other remedies on its own behalf and, to the extent permitted under all laws, on behalf of Tenant's proposed transferee.

12.      DEFAULT AND REMEDIES.
         ---------------------

12.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default: (i) the failure by Tenant to make any payment of rent or any other payments required to be made by Tenant under this Lease when due; (ii) the failure by Tenant to observe or perform any of the provisions of this Lease to be observed or performed by the Tenant if such failure continues for a period of ten (10) days, or such other period if this Lease specifically provides a different period for a particular failure, after written notice by Landlord to Tenant of such failure, provided, however, that with respect to any failure which cannot reasonably be cured within ten (10) days, an Event of Default shall not be considered to have occurred if Tenant commences to cure such failure within such ten (10) day period and continues to proceed diligently with the cure of such failure;
         (iii) the failure by Tenant to pay its obligations as they become due; the making of any general assignment or general arrangement for the benefit of creditors by Tenant, or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under bankruptcy law or law affecting creditor's rights unless, in the case of a petition filed against Tenant, such petition is dismissed within sixty (60) days; the appointment of a trustee or a receiver to take possession of the Premises, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days; or (iv) Tenant transfers or agrees to transfer this Lease or possession of all or any portion of the Premises without Landlord's prior written consent.

12.2 REMEDIES. On the occurrence of an Event of Default, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach, do the following:

(a) Landlord may elect to continue the term of this Lease in full force and effect and not terminate Tenant's right to possession of the Premises, in which event Landlord shall have the right to enforce any rights and remedies granted by this Lease, by California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations) or by other law against Tenant, including, without limitation, the right to collect when due rental or other sums payable hereunder. Landlord shall not be deemed to have elected to terminate this Lease unless Landlord gives Tenant written notice of such election to terminate. Landlord's acts of maintenance or preservation of the Premises or efforts to relet the Premises shall not terminate this Lease.

(b) Landlord may elect by written notice to Tenant to terminate this Lease at any time after the occurrence of an Event of Default, and in such event Landlord may, at Landlord's option, declare this Lease and Tenant's right to possession of the Premises terminated, re-enter the Premises, remove Tenant's property therefrom and store it for Tenant's account and at Tenant's expense (but Landlord shall not be required to effect such removal), eject all persons from the Premises and recover damages from Tenant as hereinafter provided. Any such re-entry shall be permitted by Tenant without hindrance. Landlord shall not thereby be liable in damages for such re-entry or be guilty of trespass, forcible entry or unlawful detainer. If Landlord elects to so terminate this Lease and Tenant's right to possession or if this Lease and Tenant's right to possession are terminated by operation of law, such termination shall cancel all Tenant's options, if any, to extend or renew the term of this Lease.

(c) Landlord may notify any subtenant of the Premises of the existence of an Event of Default by Tenant in writing and thereafter all rent or other amounts due from any subtenant of the Premises shall be paid to Landlord and Landlord shall apply such rent or other amounts in payment of the amounts due from Tenant under this Lease. The delivery of such notice to any subtenant and the collection of such rent or other amounts by Landlord shall not terminate this Lease.

12.3 DAMAGES ON TERMINATION. On termination of this Lease by reason of Tenant's breach, Landlord may recover as damages from Tenant, in addition to all other remedies available, the worth at the time of award of the amount by which the unpaid rent and other sums payable by Tenant to Landlord which would have been earned after the date of termination of this Lease for the balance of the term of the Lease exceed the amount of such loss of rent and other sums for such period that Tenant proves could be reasonably avoided, all as provided in
         Section 1951.2 of the California Civil Code. The "worth at the time of award" for the period prior to the time of award and for the period after the time of award shall include interest on such award at 12% per annum, or the maximum rate allowable by law, whichever is less. On termination of this Lease by reason of Tenant's breach, Landlord may also recover as damages from Tenant that portion of any leasing commissions paid or payable by Landlord applicable to the unexpired term of this Lease and all costs incurred in releasing the Premises including advertising costs, the costs of refurbishment and alterations of the Premises and the cost of any concessions which the Landlord gives to release the Premises. If Landlord releases the Premises following a termination by reason of Tenant's breach, the rent charged by Landlord on such releasing shall be deemed to be the rental value of the Premises for the purpose of calculation of the damages which Landlord may recover from Tenant.

12.4 LATE CHARGE. If Tenant fails to make any payment of rent, expenses or other amounts required of Tenant under this Lease within ten (10) days of the date such amount is due as set forth in this Lease, then, in addition to any other amounts recoverable by Landlord hereunder, Tenant shall pay Landlord a late charge in an amount equal to $0.06 for each dollar past due. If Tenant fails, on five (5) separate occasions, to make any payment of rent, expenses or other amounts required of Tenant under this Lease within three (3) days of the date each such payment is due, then for the remainder of the Lease Term, Tenant shall pay a late charge in an amount equal to $0.06 for each dollar past due if Tenant thereafter fails to pay any payment of rent or other amount required under this Lease within five (5) days of when due. Such late charge shall be due notwithstanding the fact that no notice is given by Landlord to Tenant of such failure to pay. Notwithstanding the foregoing, if on three (3) separate occasions Tenant has received notice from Landlord that it has failed to pay rent, expenses or other amounts promptly when due, Tenant shall pay Monthly Rental for the balance of the Term of this Lease on a quarterly basis, in advance, on the first day of each such quarter. Landlord and Tenant agree that it would be extremely difficult and impractical to fix the actual damages sustained by Landlord for such default and that the late charge set forth in this Section is a reasonable estimate of such damages at this time. Landlord anticipates that such damage would include the administrative costs and expenses, the cost of arranging for borrowed funds and attorneys' fees. The late charge provided in this Section shall be the sole damages which Landlord may recover from Tenant for the delay by Tenant in making any payment within ten (10) days from the date such payment is due until thirty (30) days after the date such payment is due, but this Section shall not limit Landlord's right to recover any other amount due pursuant to this Lease, Landlord's damages equivalent to the amount of the rent or other payments if this Lease is terminated, Landlord's damages or costs for Tenant's failure to pay for a period beyond thirty (30) days from the date such payment is due, Landlord's cost and expense in connection with any litigation and Landlord's right to any other remedy such as terminating this Lease, recovering possession of the Premises or injunctive relief.

12.5 PAST DUE OBLIGATIONS. All amounts which Tenant is obligated to pay Landlord pursuant to this Lease or when due shall bear interest at the rate of fourteen percent (14%) per annum or the maximum interest rate chargeable by law, whichever is less, from the due date until paid, unless otherwise specifically provided herein. If a late charge is due with respect to such amount pursuant to Section 12.4, such interest shall commence to accrue thirty (30) days following the date such amount is due. The payment of such interest shall not excuse or cure any default by Tenant under this Lease.

12.6 APPLICATION OF PAYMENTS - ORDER OF PRECEDENCE. If Tenant is in default or delinquent in payment of any obligations under this Lease or any debts otherwise incurred and payable to Landlord, any payments thereafter received by Landlord from Tenant may be applied by Landlord without regard to any direction from Tenant, any indication upon a check or correspondence accompanying such payment, or any purpose to be implied from the time, type or amount of the payment, in the following order of precedence: first, to amounts owed to Landlord arising from matters outside the scope or parameters of this Lease; second, to collection costs, including attorneys' fees, incurred in the Landlord's attempts to obtain payment of amounts owed; third, to late charges due; fourth amounts due to Landlord for goods and services provided by Landlord as a complement or supplement to services supplied under this Lease; fifth, to payments due for Additional Services; sixth, to past due rent, starting with the rent due furthest back in time and seventh, to rent currently due at the time payment is received.

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

12.7     NON-EXCLUSIVE REMEDIES. The remedies of Landlord set forth in this
         Article 12 shall not be exclusive, but shall be cumulative and in addition to all rights and remedies now or hereafter provided or allowed by law or equity, including, but not limited to, the right of Landlord to seek and obtain an injunction and the right of Landlord to damages in addition to those specified herein, except that the provisions of Section 12.3 shall limit Landlord's right to damages as specified therein. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law if Tenant is evicted or dispossessed for any cause or if Landlord obtains possession of the Premises by reason of the breach by Tenant of any of its obligations under this Lease.

13.      ADDITIONAL RIGHTS OF LANDLORD.
         ------------------------------

13.1 ENTRY BY LANDLORD. Landlord and Landlord's agents and employees shall have the right to enter the Premises at all times, to examine the same, to make such maintenance and repairs of the Premises and such maintenance, repairs, alterations, decorations, additions and improvements to other portions of the Building as Landlord requires and to show the Premises at reasonable times to prospective tenants during the last twelve (12) months of the term of this Lease, all such showings to require twenty-four (24) hours prior notice to Tenant. Landlord may erect, use and maintain pipes and conduits in and through the Premises provided such pipes and conduits do not detract materially from the appearance of the Premises. Landlord shall take reasonable precautions to minimize the disruption to Tenant of any entry to the Premises by Landlord except in case of emergency and as provided in this Section.

13.2 BUILDING PLANNING. Landlord shall have the right at any time during the term of this Lease, upon giving Tenant sixty (60) days notice in writing, to provide and furnish Tenant with like space elsewhere in the Building of approximately the same size and area as the Premises and to remove and place Tenant in such new space at Landlord's sole cost and expense. On such relocation, the terms and conditions of this Lease shall remain in full force and effect, save and except that the Premises shall be in such new location within the Building, a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space, Article 1 of this Lease shall be amended to include and state all correct data as to the new space, and the Monthly Rental shall be reduced, but not increased, by the reduction of the area of Premises, if any, on such relocation.

13.3 TRANSFER BY LANDLORD. Landlord may transfer its interest in the Premises and this Lease without the consent of Tenant, at any time and from time to time. The obligations of Landlord pursuant to this Lease shall be binding upon Landlord and its successors only during their respective period of ownership except that Landlord and its successors shall be relieved of their obligation to refund security deposits and other funds to Tenant which they have received from Tenant or a predecessor Landlord to the extent they transfer such amounts to their respective transferees. In addition, Landlord may lease any portion of the Building to others on such terms and for such purposes as Landlord considers appropriate and may terminate or modify leases with others for any portion of the Building without any obligation to Tenant and without relieving Tenant of any obligation under this Lease.

13.4 DEFAULT OF LANDLORD. Landlord shall not be liable to Tenant if Landlord is unable to fulfill any of its obligations under this Lease if Landlord is prevented, delayed or curtailed from so doing by reason of any cause beyond Landlord's reasonable control. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty
         (30) days after written notice by Tenant to Landlord, specifying Landlord's failure to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty
         (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes its efforts to satisfy such obligation. Tenant may not offset against any rent or other amount due from Tenant under this Lease any amount due or claimed to be due to Tenant from Landlord whether arising pursuant to this Lease or otherwise. Tenant waives the provisions of Section 1942 of the California Civil Code to the extent such Section permits the right of offset. Any notice to Landlord by Tenant of Landlord's default under this Lease shall also be concurrently provided by certified mail, to the Master Landlord and any holder of a mortgage or similar security instrument covering the Premises, whose address shall have been furnished to Tenant ("Mortgagee Notice"). The Mortgagee's Notice shall offer such mortgagee a reasonable opportunity to cure the default, including the time to obtain possession of the Premises by power of sale or judicial foreclosure, if such action should be necessary to cure Landlord's default.

13.5 SUBORDINATION. In addition to the provisions of Section 14 below with respect to the Master Lease, this Lease is subject and subordinate to any ground lease, mortgages, deeds of trust and matters of record which now affect Raleigh Studios or any part of Raleigh Studios and to all renewals, modifications, consolidations, replacements and extensions thereof and should any such underlying lease terminate, this Lease may be terminated. This Lease may, at the option of Landlord, be subordinate to any ground or underlying leases, mortgages, deeds of trust or other lien which may hereafter affect Raleigh Studios or any part thereof and Tenant shall execute and deliver upon the demand of Landlord from time to time any and all instruments desired by Landlord, subordinating, in the manner requested by Landlord, this Lease to such lease, mortgage, deed of trust or other lien, provided such lease, mortgage, deed of trust or lien provides that in the event of the termination of such lease or foreclosure of such mortgage, deed of trust or lien, any successor to any interest of Landlord in Raleigh Studios shall not disturb Tenant's possession of the Premises if Tenant attorns to such successor as Landlord and otherwise performs its obligations under this Lease. Tenant agrees that upon request Tenant shall attorn to any landlord under such ground lease, or in the event of the termination or cancellation of such ground lease or to any purchaser upon foreclosure or sale pursuant to any lien. In the event of termination of such ground lease or foreclosure of such mortgage, deed of trust or other lien, any successor to any interest of Landlord in Raleigh Studios shall have no liability to repay to Tenant any security deposit paid to any prior Landlord. Landlord may from time to time grant or declare such restrictions or covenants as may be reasonably required by Landlord or adopt and record such parcel maps, subdivision maps or condominium plans as may be reasonably required by Landlord relating to all or any portion of Raleigh Studios and the provisions of all such documents shall be senior to this Lease and Tenant shall sign any of such documents upon receipt from Landlord provided such documents do not unreasonably interfere with the use of the Premises by Tenant as permitted by this Lease.

13.6 LENDER'S RIGHTS. In addition to the provisions of Section 14 below with respect to the Master Landlord, on receipt of written request from Landlord, Tenant shall enter into a written agreement with Landlord and any lessor or any holder of any encumbrance on Raleigh Studios, including without limitation, any ground lessor, in a form satisfactory to such other lessor or holder which provides as follows: (i) Tenant shall attorn to such lessor or encumbrancer on termination of its lease or foreclosure of its encumbrance, (ii) without the written approval of such lessor or encumbrancer, Tenant shall not make any payments to Landlord more than thirty (30) days prior to the date such payment is due pursuant to this Lease, Tenant shall not subordinate its interest in this Lease to any subsequent lease or encumbrance and Landlord may not terminate this Lease or modify this Lease and (iii) any subordination, termination or modification in violation of such agreement shall be invalid.

13.7 ESTOPPEL CERTIFICATE. In addition to the provisions of Section 14 below with respect to the Master Landlord, Tenant shall upon five (5) days written notice from Landlord or the owner of the Premises execute, acknowledge and deliver to Landlord or the owner of the Premises, as applicable, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modifications and certifying that this Lease as so modified is in full force and effect, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed,
         (iii) setting forth the date of commencement of rents and the date of expiration of the term of this Lease and setting forth any options of Tenant to extend the term of this Lease, the nature of such options and whether any such options have been exercised by Tenant, (iv) stating the amount of security deposit made by Tenant to Landlord and amount and period covered by any prepayments of rents or other charges by Tenant; and (v) certifying to such other matters as Landlord may reasonably request. Any such statement may be relied upon by any then existing or prospective lessor, purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

13.8 FINANCIAL INFORMATION. From time to time from the date of execution of this Lease through the term of this Lease, Tenant shall, upon five (5) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles, consistently applied, and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

14.      MASTER LEASE.
         -------------

14.1 SUBORDINATION. This Lease is subordinate and subject to the Master Lease and the performance of the rights and obligations of the Landlord and Tenant under this Lease are subject to and subordinate to the rights and obligations of "Landlord" and "Tenant" as those terms are defined under the Master Lease.

14.2 TENANT SUBORDINATION. Tenant agrees to subordinate its interest in this Lease to the Master Landlord in the same manner and to the same extent that Landlord is required to subordinate its interest in the Master Lease to Master Landlord under the Master Lease.

14.3 TENANT'S ESTOPPEL. Tenant agrees to deliver an estoppel certificate to Master Landlord in the same manner and to the same extent that Landlord is required to deliver an estoppel certificate to Master Landlord under the Master Lease.

14.4 The effectiveness of this Lease is conditioned on the execution and delivery by Tenant and Master Landlord of the Non-Disturbance and Attornment Agreement attached hereto as Exhibit "D".

15.      MISCELLANEOUS.
         --------------

15.1 BROKERS. Except as expressly set forth in Section 1.13, Tenant represents and warrants to Landlord that it has not had dealings with any broker or finder other than as listed in Section 1.13 hereof in locating the Premises and that it knows of no other person who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord harmless from and against any and all claims, liabilities and expenses that Landlord may incur should such representation and warranty be incorrect. Landlord agrees to indemnify and hold Tenant harmless from any claims or liability to any broker or other person arising out of or relating to any agreement by Landlord to pay a brokerage commission, finder's fee or like payment to such broker or such person relating to the leasing of the Premises; provided, however, that Landlord shall not be obligated to Tenant for any claims or liability to any broker or other person with whom Tenant has dealing concerning Raleigh Studios whose identity Tenant has failed to disclose to Landlord as required by this Section 15.1.

15.2 END OF TERM AND HOLDING OVER. Upon the expiration or other termination of the Term of this Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in as good condition, order and repair as it now is or may hereafter be placed, ordinary wear and tear excepted. Tenant shall remove all property of Tenant as directed by Landlord. Any property left on the Premises at the expiration or other termination of this Lease, or after the happening of any of the events of default set forth herein may, at the option of Landlord, either be deemed abandoned or be placed in storage in a public warehouse in the name, for the account and at the expense and risk of Tenant or otherwise stored and/or disposed of by Landlord in any manner provided by law. Tenant expressly releases Landlord of and from any and all claims and liability for damage to or destruction or loss of property left by Tenant in the Premises at the expiration or other termination of this Lease and Tenant hereby indemnifies Landlord against any and all claims and liability with respect thereto. If Tenant, with or without Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof such occupancy shall be a tenancy from month to month subject to all the provisions of this Lease, except that the Monthly Rental during such tenancy shall be payable at one hundred fifty (150%) of the Monthly Rental for the last month of the term. If the Premises are not surrendered at the end of the term, Tenant shall be additionally responsible to Landlord for all damage (including but not limited to the loss of rent) which Landlord shall suffer by reason thereof, and tenant hereby indemnifies Landlord against all claims made by any succeeding Tenant against Landlord, resulting from delay by Landlord in delivering possession of the Premises to such succeeding tenant.

15.3 PERFORMANCE. All payments to be made under this Lease shall be made without prior legal notice or demand unless otherwise provided herein, in legal currency of the United States of America. Time is of the essence of each and every one and all of the terms, covenants and conditions to be kept, observed or performed under this Lease.

15.4 NOTICES. Any notices required or permitted to be given under this Lease shall be in writing and may be delivered personally or by certified mail to the Landlord at the address set forth in Section 1.1 and to Tenant at the address set forth in Section 1.2 and to such other parties at such addresses as Landlord or Tenant requests in writing. Any notice given by mail shall be deemed received two (2) business days following the date such notice and the required copies are mailed as provided in this Section. Either party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above. Any notice required by this Lease shall be deemed to constitute the notice required by Section 1161 of the California Code of Civil Procedure provided such notice otherwise complies with the requirements of such Section and Section 1162 of the California Code of Civil Procedure.

15.5 MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation or other legal entity may acquire or hold, directly or indirectly, this Lease or the Leasehold estate and the fee estate in the Premises or any interest in such fee estate without the prior written consent of the holders of any mortgages or similar security instruments covering the leased Premises.

15.6 TERMINATION. On termination of the Lease, Tenant shall execute and deliver to Landlord immediately upon Landlord's request a quitclaim deed in recordable form transferring to Landlord any interest of Tenant in the Premises.

15.7 APPLICABLE LAWS. This Lease shall be governed by and construed in accordance with the laws of the State of California applicable to leases made and to be performed in that State.

15.8 PROFESSIONAL FEES. If Tenant or Landlord brings any action for any damages or other relief against the other or for a declaration or determination of any matter relating to this Lease, including a suit by Landlord for the recovery of rent or other payments from Tenant or for possession of the Premises, the losing party shall pay to the prevailing party its actual professional fees such as, without limitation, appraisers', accountants' and attorneys' fees, and such obligation shall be incurred on commencement of any action whether or not such action is prosecuted to judgment or other final determination. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. The obligations of the parties provided in this Section 15.8 shall survive the expiration or other termination of this Lease.

15.9 ARBITRATION OF DISPUTES. All matters regarding the validity, interpretation and performance of this Agreement shall be controlled and construed in accordance with the laws of the State of California and any controversy that cannot be settled directly shall be settled by arbitration by and in accordance with the rules then prevailing of the Alternative Resolution Center, and Section 1283.05 of the Code of Civil Procedures, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

15.10 MODIFICATION. This Lease and any other written agreements dated as of the date of this Lease contain all of the terms and conditions agreed upon by the Landlord and Tenant with respect to the Premises and Raleigh Studios. All prior negotiations, correspondence and agreements are superseded by this Lease. No officer or employee of any party has any authority to make any representation or promise not contained in this Lease, and each of the parties hereto agrees that it has not executed this Lease in reliance upon any representation or promise not set forth in this Lease. This Lease may not be modified or changed except by written instrument signed by Landlord and Tenant. Notwithstanding the foregoing, if, in connection with obtaining construction, interim or permanent financing for Raleigh Studios, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent therefor, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

15.11 RELATIONSHIP OF PARTIES. Neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, other than the relationship of landlord and tenant.

15.12 WAIVER. The acceptance of rent or other payments by Landlord, or the endorsement or statement on any check or any letter accompanying any check for rent or other payment shall not be deemed an accord or satisfaction or a waiver of any obligation of Tenant regardless of whether Landlord had knowledge of any breach of such obligation. Failure to insist on compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder, at any one or more times, be deemed a waiver or relinquishment of such rights and powers at any other time or times or under any other circumstance(s).

15.13 PARTIAL INVALIDITY. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

15.14 INTERPRETATIONS. Any uncertainty or ambiguity existing herein shall not be interpreted against either party because such party prepared any portion of this Lease, but shall be interpreted according to the application of rules of interpretation of contracts generally.

15.15 SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted heirs, representatives, successors and assigns.

15.16 TENANT AS PARTNERSHIP. If a partnership or more than one legal person executes this Lease as Tenant, (i) each partner is jointly and severally liable for keeping, observing and performing all the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and (ii) the term "Tenant" as used in this Lease shall mean and includes each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to this Lease, including but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons constituting Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed. Termination of Tenant, if a partnership, shall be deemed to be an assignment jointly to all of the partners, who shall thereafter be subject to the terms of this Lease as if each and all such former partners had initially signed this Lease as individuals.

15.17 TENANT AS CORPORATION. If Tenant executes this Lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the By-Laws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

15.18 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Building or Raleigh Studios as Landlord may, in the exercise of its sole business judgment, determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type of number of tenants shall, during the Lease Term, occupy any space in the Building or Raleigh Studios. Landlord shall have the right at any time to change the name of the Building or Raleigh Studios and to install, affix and maintain any and all signs on the exterior and on the interior of the Building or Raleigh Studios as Landlord may, in Landlord's sole discretion, desire.

15.19 LANDLORD'S LIABILITY. Landlord shall not be personally liable for the performance of Landlord's obligations under this Lease. If Tenant acquires any rights or remedies against Landlord (including, but not limited to, the right to satisfy a judgment), these rights and remedies shall be satisfied solely from Landlord's interest in the Master Lease (or the proceeds therefrom), such rights and remedies shall not be satisfied, in any event, from any other property or assets of Landlord.

15.20 EXERCISE OF LANDLORD'S RIGHTS. Any right hereunder granted to Landlord may be assigned by Landlord to Master Landlord or may be exercised by Landlord at Master Landlord's direction.

15.21 EXHIBITS. All exhibits, riders and schedules, if any, attached hereto shall be deemed a part of this Lease.

15.22 TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

                     [TEXT CONTINUES ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, the parties hereto hereby execute this Lease, as of the day and year first above written.


         LANDLORD:
         RP HOLDINGS, INC.,
         a California corporation

         By:______________________________________
                  Its Authorized Officer

         TENANT:
         Alpine Television, Inc.,
         A California corporation

         By:______________________________________

         Title:___________________________________

                                   EXHIBIT "B"
                                   -----------
                              RULES AND REGULATIONS
                              ---------------------

         These Rules and Regulations are published by Landlord for the purpose of regulating the actions and deportment of the occupants and the use of the Building. The term "Tenants" shall refer to the Tenant under the Lease of which this Exhibit is a part and tenants or other occupants of the Building.

         Landlord reserves the right at any time to rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in the Landlord's judgment may from time to time be necessary for the safety, care and cleanliness of the Building, and for the preservation of order therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of a particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants. These Rules and Regulations are in addition to and shall not be construed to in any way modify, alter or amend, in whole or in part, the covenants, agreements, terms and conditions of any Lease affecting the Building or any portion thereof.

         1. All areas of the Building other than those under lease to Tenants, including public halls, lobbies and stairs, shall be under the sole and absolute control of the Landlord who shall have the exclusive right to regulate and control these areas. The sidewalks, halls, passages, exits, entrances, elevators, malls, escalators and stairways of the Building shall not be obstructed by any of the Tenants, or used by them for any purpose other than for ingress to and egress from any Premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence the Landlord considers, in its sole and absolute discretion, to be prejudicial to the safety, quiet enjoyment, character, reputation and interests of the Building and Tenants; provided, however, that nothing contained herein shall be construed to prevent such access by persons with whom Tenant normally deals in the ordinary course of its business, except that Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner act in violation of any of the Rules and Regulations of the Building. Tenants and other persons may not go up on the roof of the Building.

         2. Landlord reserves the right to exclude from the Building persons who do not present a pass or other identification acceptable to Landlord. If Landlord requires passes, Landlord shall furnish passes to persons for whom any Tenant requests a pass. Each Tenant shall be responsible for all persons for whom it requests passes or requests admission to the Building and Tenant shall be liable to the Landlord for all acts of such persons. Landlord shall not be liable for damages or for any error with regard to the admission or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement, or other circumstances rendering such action advisable in Landlord's sole and absolute discretion, Landlord reserves the right to prevent access to the Building during the continuance thereof by such actions as Landlord may deem appropriate, including closing and locking doors.

         3. The normal business hours of the Building shall be the hours of 8:00 a.m. to 6:00 p.m. on weekdays, other than legal holidays and from 9:00 a.m. to 1:00 p.m. on Saturdays, other than legal holidays. However, Landlord may eliminate, increase or decrease the hours on Saturdays for which air conditioning, heating and ventilation are provided to the Premises and the Building to accommodate the regular Saturday usage by Tenants occupying two-thirds or more of the rentable space of the Building. In addition, Landlord may increase or decrease the hours for which air conditioning, heating and ventilation are provided to conform to practices of other buildings in the area comparable to the Building.

                           Exhibit "B" - Page 1 of 6

         4. Landlord retains absolute control over the exterior appearance of the Building and the exterior appearance of any Premises as viewed from the exterior of the Building, public halls, or passageways, and Tenants shall not, without Landlord's prior written consent, install or permit to be installed any lighting, paintings, drapes, blinds, shades, signs, lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Building, public halls or passageways. If any Tenant obtains permission and installs any of the above items, such Tenant shall not make any changes, alterations or modifications to said installed items without the prior written consent of Landlord, and such Tenant shall maintain such items at its expense in a neat and orderly manner at all times.

         5. The directory of the Building shall be provided for the display of the name and location of Tenant and its principal officers and Landlord may exclude any other names from the directory.

         6. In the event any tenant fails to keep and perform any of the terms and conditions hereof, notwithstanding any provision to the contrary in its lease, immediately upon written notice from Landlord, Landlord may restore any Premises or Building to its original condition, and such tenant shall reimburse Landlord upon demand for such cost of restoration. Landlord may demand that such tenant immediately restore the Premises or Building to its original condition. Such a default shall constitute a default under such tenant's lease and Landlord may resort to any and all legal remedies which Landlord may desire to assert.

         7. When electric wiring of any kind is introduced into the Building, it must be connected as directed by the Landlord, and no boring or cutting for wires shall be allowed without the consent of the Landlord. The location of telephones, telegraph instruments, electric appliances, call boxes and similar instruments shall be prescribed by the Landlord. No apparatus of any kind, other than normal office machines and equipment, shall be connected to the electrical system of the Building without the written consent of the Landlord.

         8. Tenants shall not mark, paint, or drill into any part of the Premises or the Building without the prior written consent of Landlord. Tenants shall not string wires or use extension cords without the prior written consent of Landlord.

         9. Tenants shall not do anything in the Building, or bring or keep anything therein, which shall in any way increase or tend to increase the risk of fire, or which shall conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy on the Building or any part thereof, or with any rules or ordinances established by any other governmental agency.

         10. Tenant shall be responsible for protecting its own property located on or about the Premises.

         11. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord may determine from time to time in its absolute discretion. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Building and under his supervision, and the persons employed by the Tenant for such work must be acceptable to the Landlord. The Landlord reserves the right to inspect all safes, freight, or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight, or other bulky articles which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part. Landlord shall prescribe the weight, size and position of all safes used in the Building, and such safes shall in all cases stand on wood or metal of such size as shall be designated by the Landlord. All damage done to the Building by installing, removing or maintaining a safe, shall be repaired at the expense of the Tenant in whose Premises such safe is located. Articles of unusual size or weight are not permitted in the Building. Tenants shall not use any machinery which may cause any objectionable noise or tremor to the floors or walls or which by its weight might injure the floors and the Building.

                           Exhibit "B" - Page 2 of 6

         12. Tenants shall not conduct any auction in the Building, shall not store goods, wares or merchandise on their Premises except for Tenant's personal use, and shall not manufacture any item on the Premises. Except with the prior written consent of Landlord, Tenants shall not sell or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on its Premises, nor shall any Tenant carry on, in or from its Premises, the business of stenography, typewriting or any similar business for the services or accommodation of other Tenants or others.

         13. All freight and furniture must be moved into, within and out of the Building under the supervision of Landlord and according to such regulations as may be posted in the office of the Building, but the Landlord shall not be responsible for the loss or damage of such freight from any cause. Material, including beverages, food and supplies, shall not be transported within the Building except as Landlord may prescribe from time to time.

         14. The requirements of any Tenant shall be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work, not do anything beyond their regular duties unless under special instruction from the office of the Building, and employees of Landlord shall not be obligated to admit any person (tenants or otherwise) to any office without specific instructions from the office of the Building.

         15. All keys shall be obtained from Landlord and all keys pertaining to any Premises shall be returned to the Landlord upon termination of the Lease affecting such Premises. The Tenants shall not duplicate any keys or permit any keys to be duplicated.

         16. Before any Tenant and its employees leave its Premises, such Tenant shall see that the doors of its Premises to common hallways of the Building are closed and securely locked and shall observe strict care and caution that all water faucets, water apparatuses and utilities are shut off so as to prevent waste or damage; and for any default or carelessness, such Tenant shall compensate the other tenants and Landlord for all damages sustained by them. On multiple tenant floors, Tenant shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

         17. Tenants shall give prompt notice of any accident to, or defects in, the Building, including the plumbing, water pipes, electric wire or heating apparatus, so that same may be attended to promptly.

         18. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord.

         19. Tenants shall not use any method of heating or air conditioning other than that supplied by Landlord unless approved by Landlord in writing.

         20. Tenants shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of its Premises.

         21. No vending or coin-operated machines shall be placed or maintained by any tenant within its Premises without the prior written consent of Landlord.

         22. Tenants shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes and other window covering when the sun's rays fall on the windows of the Premises. Tenants shall not obstruct, alter or in any way impair the efficient operation of the Landlord's heating, ventilating, air conditioning, electrical, fire safety, or lighting systems. Tenants shall not tamper with or change the setting of any thermostats or temperature control valves.

                           Exhibit "B" - Page 3 of 6

         23. Canvassing, soliciting and peddling in the Building are prohibited without the written consent of Landlord and each tenant shall cooperate to prevent such activity.

         24. Hand trucks not equipped with rubber tires and side guards shall not be used in any space, or in the public halls of the Building, either by Tenant or others. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises.

         25. The toilets, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish rags or other substances shall be thrown therein. All damage resulting from any misuses of fixtures shall be borne by the tenant who, or whose employees, agents or visitors, shall have caused the same.

         26. No cooking shall be done or permitted by any tenant on the Premises; however, the preparation of coffee, tea, hot chocolate and similar items by a Tenant for its employees and business visitors shall be permitted. Tenants shall not use or keep in or about the Building any kerosene, gasoline or inflammable or combustible fluid or material. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in or about the Building, or permit or suffer the Building to be occupied or used in a manner offensive or objectionable to Landlord by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Building. No portion of the Building shall be used for lodging or sleeping or for any immoral or illegal purpose.

         27. Tenant shall not engage in or permit any advertising or public relations which, in Landlord's opinion, tends to impair the reputation or the desirability of the Building or suggest that Tenant is anything other than a tenant in the Building.

         28. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of any keys so furnished, Tenant shall pay to the Landlord the cost of replacing the same or changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

         29. No tenant shall purchase spring water, ice, towels, janitorial or maintenance or other like services, from any company or persons not approved by Landlord.

         30. The scheduling of moves of Tenant's furniture and equipment into or out of the Building is subject to the reasonable discretion of Landlord.

         31. Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city of Los Angeles without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entranceways and elevators provided for such purpose and at such times as Landlord shall designate.

         32. These Rules and Regulations are in addition to and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

                           Exhibit "B" - Page 4 of 6

         33. Tenant shall not engage in any NR-Rated Activity (as defined herein) at the Premises but may engage in Permitted NR-Rated Activity (as defined herein). "NR-Rated Activity" shall mean Tenant or any sub-tenant engaging in any activity permitted under this Lease with respect to a theatrical motion picture, television mini-series, television series, so-called MOW or other motion picture project of any kind whatsoever that shall be accorded an "NR" rating or that would most likely be accorded an "NR" rating if rated or that shall purposely be left unrated because of its explicit depiction of sex or violence. "Permitted NR-Rated Activity" shall mean Tenant's engaging in any NR-Rated Activity in respect of any such project either produced by, produced for distribution by or actually distributed by a so-called "Major" or "Mini-Major" theatrical motion picture studio/distributor, a U.S. television network (i.e., ABC, CBS, NBC or Fox), or a major cable network (other than the Playboy Channel or the like) that is accorded such a rating or is left unrated for such reason (e.g., projects like "Last Tango In Paris," "Bonnie and Clyde" or "Heavy Traffic" but not projects like "Deep Throat"). Tenant hereby represents and warrants that, at all times prior to the execution of the Lease, NR-Rated Activity other than Permitted NR-Rated Activity has been an insignificant part of Tenant's business. Tenant agrees not to engage in NR-Rated Activity at the Project during the Lease Term. Tenant may engage in Permitted NR-Rated Activity at the Project throughout the Lease Term, as the same may be extended from time to time. This Section 33 shall be further subject to such changes as Landlord and Tenant may reasonably consent to following any change in the present system for rating motion pictures.

         34. SECURITY (a) The security of Tenant's property requires that Tenant inform the gate guard when either a delivery or pick-up is to be made to the Premises. This notice shall enable guards to screen out unauthorized deliveries or pick-ups. If a truck does come to the gate with a delivery for Tenant and Landlord has not been notified, Landlord shall attempt to contact a member of Tenant's staff. Landlord, at its option, may refuse to accept any deliveries for which it has received no notification. In the event Landlord accepts a delivery for which it has received no notification, said delivery shall be accepted by Landlord solely at Tenant's risk and Landlord shall not be liable in the event of any loss or damage of any nature to said delivery. No pick-ups from the Premises shall be permitted without Tenant's prior consent or on the spot authorization. In this regard, Tenant shall furnish Landlord with a list of all personnel authorized to give such on the spot authorization. (b) The security of Landlord's property requires that Landlord's guards be permitted to reasonably search vehicles for any of Landlord's property before they leave Landlord's property, and Tenant hereby consents, on behalf of itself, its agents, representatives, guests, invitees and employees, to a reasonable search of their vehicles if reasonably requested to do so by Landlord's guards. Tenant, on behalf of itself, its agents, representatives and employees, waives any and all claims for any damages on account of such reasonable searches. Tenant shall notify all of its agents, representatives, employees, guests and invitees of this requirement. (c) Landlord reserves the right to refuse admittance to anyone for reasonable security purposes.

         35. PARKING RULES AND REGULATIONS: (1) Vehicles must be parked entirely within the lines painted on pavement. (2) All directional signs and arrows must be observed. (3) The speed limit is 5 miles per hour. (4) Parking is prohibited:
(a) in areas not striped for parking, (b) where "No Parking" signs are posted,
(c) in cross-hatched areas, and (d) in such other areas as may be designated by Landlord. (5) Everyone is required to park and lock their own vehicle. ALL RESPONSIBILITY FOR LOSS OR DAMAGE IS ASSUMED BY THE PARKER. (6) Parking spaces are for the express purpose of parking one vehicle per space. Washing, waxing, cleaning or servicing a vehicle is prohibited. (7) Tenant shall acquaint all

                           Exhibit "B" - Page 5 of 6
persons to whom Tenant assigns or permits parking privileges of these rules and regulations. (8) Vehicles improperly parked may be cited and/or towed at the owner's expense. (9) Violation of the Landlord's parking regulations by Tenant, its employees, agents, guests or invitees may result in suspension of Tenant's right to drive or park at Raleigh Studios' lot or parking structure.




----------------------------------
Tenant

----------------------------------

                           Exhibit "B" - Page 6 of 6

                                    EXHIBIT "C"
                                    -----------
                               TENANT WORK LETTER
                               ------------------


         This TENANT WORK LETTER shall set forth the terms and conditions relating to the construction of the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter To Articles or Sections of "this Lease" shall mean the relevant portions of the Office Lease to which this Tenant Work Letter is attached as Exhibit C, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter-" shall mean the relevant portions of Sections 1 through 6 of this Tenant Work Letter.


                                    SECTION 1

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES

         Landlord has constructed, at its sole cost and expense, the base, shell, and core (i) of the Premises and (ii) of the floor of the Building on which the Premises is located (collectively, the "BASE, SHELL, AND CORE"). Tenant accepts the Base, Shell and Core "as is" with all faults.


                                    SECTION 2

                               TENANT IMPROVEMENTS

2.1. TENANT IMPROVEMENT ALLOWANCE. Tenant shall be entitled to a one-time Tenant improvement allowance (The "Tenant Improvement Allowance") in the amount of ONE HUNDRED THIRTY THOUSAND SEVEN HUNDRED TEN DOLLARS AND NO/100 ($130.710.00) OR $30.00 PER USABLE SQUARE FOOT for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. If Tenant fails to utilize any portion of the Tenant Improvement Allowance on or before the date which is three (3) months after the Commencement Date, such unused portion shall revert to Landlord and Tenant shall have no further rights thereto.

2.2. DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE. Except as otherwise set forth in this Tenant Work Letter, the Tenant IMPROVEMENT Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Tenant Improvements AND for the following items and costs (collectively, the "TENANT IMPROVEMENT ALLOWANCE ITEMS") (i) payment of the fees of the "Architect" and the "Engineers", as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings", as that term is defined in Section 3.1 of this Tenant Work, Letter; (ii) the cost of any changes in the Base, Shell and Core when such changes are required by the Construction Drawings, (iii) the cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "CODE"); (iv) the cost of window coverings (if any) existing in the Premises; (v) the "Landlord Supervision Fee," as that term is defined in Section 4.3.2 of this Tenant Work Letter; and (vi) a portion of the costs of the tenant demising walls and public corridor walls and materials, if any, as designated by Landlord.

                           Exhibit "C" - Page 1 of 7

2.3. STANDARD TENANT IMPROVEMENT PACKAGE. Landlord has established specifications (the "SPECIFICATIONS") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "STANDARD IMPROVEMENT PACKAGE"), which Specifications shall be supplied to Tenant by Landlord. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that the Tenant Improvements shall comply with certain Specifications as designated by Landlord. Landlord MAY make changes to the Specifications for the Standard Improvement Package from time to time.


                                    SECTION 3

                              CONSTRUCTION DRAWINGS

3.1. SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS. .Tenant shall retain an architect/space planner approved by Landlord (the "Architect") to prepare the "Construction Drawings" as that term is defined in this
         Section 3.1. Tenant shall retain the engineering consultants designated by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of the Base Building. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS". All Construction Drawings shall comply with the drawing format and specifications determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base Building plans, and Tenant and Architect shall be solely responsible for same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3 shall be for its sole purpose and shall not imply Landlord's review of the same, or oblige Landlord to review same for quality, design, Code compliance, or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 8.3 of this Lease shall specifically apply to the Construction Drawings,

3.2. FINAL SPACE PLAN. On or before the date set forth in Schedule 1, attached hereto, Tenant and the Architect shall (i) prepare the final space plan for Tenant Improvements in the Premises (collectively, the "FINAL SPACE PLAN"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning their intended use, and equipment to be contained therein, and (ii) deliver four (4) copies of such Final Space Plan signed by the Tenant and the Architect to Landlord for Landlord's approval.

3.3. FINAL WORKING DRAWING. On or before the date set forth in Schedule 1, Tenant, shall cause the completion of the architectural and engineering drawings for the Premises, and the final architectural working drawings all in form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval.

                           Exhibit "C" - Page 2 of 7

3.4. PERMITS. The Final Working Drawings shall be approved by Landlord (the "APPROVED WORKING DRAWINGS") prior to the commencement of construction of the Tenant Improvements. Tenant shall immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "CONTRACTOR", as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Tenant Improvements (the "PERMITS"), and, in connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord, at its option, to take part in all phases of the permitting process and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal and shall take all necessary actions, on or before the date set forth in Schedule I in order to allow Contractor to receive the Permits conditioned only upon the payment of the appropriate Permit fees. Notwithstanding anything to the contrary set forth in this Section 3.4, Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that the obtaining of the same shall be Tenant's responsibility, provided however that Landlord shall, in any event, cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings if such change would directly or indirectly delay the "SUBSTANTIAL COMPLETION" of the Premises as that term is defined in
         Section 5.1 of this Tenant Work Letter

3.5. TIME DEADLINES. Tenant shall USE its best, good faith, efforts and all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the Permits, and with Contractor to obtain the "CONTRACT COST", as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4, below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule I (the "TIME DEADLINES"), attached hereto. Tenant agrees to comply with the Time Deadlines.


                                    SECTION 4

                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1. CONTRACTOR. As set forth in Section 4.2, below, a contractor designated by Landlord ("CONTRACTOR") shall construct the Tenant Improvements.

4.2. COMPETITIVE BIDDING. The Contractor shall be selected pursuant to a competitive bidding process. Landlord shall select three (3) qualified, licensed and reputable general contractors to participate in the process. Each such contractor shall be notified in the bidding package of the time schedule for construction of the Tenant Improvements and that, unless Landlord otherwise requires, such contractors shall be required to use the fire, lifesafety subcontractor designated by Landlord. The bids shall be submitted promptly to Landlord and a reconciliation shall be performed by Landlord to adjust inconsistent or incorrect assumptions so that a like-kind comparison can be made. Landlord shall make final selection of the contractor based on the contractors' qualifications (including financials and insurance and/or bonding capabilities), the contractors' understanding of scope of work and competitive bidding. The date of selection of such contractor shall be known hereafter as the "Selection Date" and the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the construction of the Tenant Improvements may be referred to herein as the "Contract Cost".

                           Exhibit "C" - Page 3 of 7

4.3 CONSTRUCTION OF TENANT IMPROVEMENTS BY CONTRACTOR UNDER THE SUPERVISION OF LANDLORD.

                  4.3.1. OVER-ALLOWANCE AMOUNT. Within three (3) business days after the Selection Date, Tenant shall deliver to Landlord cash in an amount (the "OVER-ALLOWANCE AMOUNT") equal to the difference between
         (i) the Contract Cost and (ii) the amount of the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Selection Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs, shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

                  4.3.2. LANDLORD'S RETENTION OF CONTRACTOR. Landlord shall independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the "LANDLORD SUPERVISION FEE") to Landlord in an amount equal to Five Percent (5%) of the total of the following: (i) the Tenant Improvement Allowance plus (ii) the Over-Allowance Amount (as such Over Allowance Amount may increase pursuant to the terms of this Tenant Work Letter).

                  4.3.3. CONTRACTOR'S WARRANTIES AND GUARANTIES. Landlord hereby agrees to assign to Tenant, to the extent assignable and to the extent reasonably necessary in order to allow Tenant to pursue- the particular claim against Contractor, all warranties and guaranties by Contractor relating To the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

                  4.3.4. TENANT'S COVENANTS. Tenant hereby indemnifies Landlord for any loss, claims, damages or delays arising from the actions of Architect on the Premises or in the Building. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause Contractor and Architect to cause a Notice of Completion to be recorded in the Office of the County Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute and furnish a copy thereof to Landlord upon recordation, failing which, Landlord may itself execute and file the same on behalf of Tenant as Tenant's agent for such purpose. In addition, immediately after the Substantial Completion of the Premises, Tenant shall have prepared and delivered to the Building a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements.

                           Exhibit "C" - Page 4 of 7

                                    SECTION 5

            COMPLETION OF THE TENANT IMPROVEMENTS; COMMENCEMENT DATE

5.1. SUBSTANTIAL COMPLETION. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, workstations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

5.2. DELAY OF THE SUBSTANTIAL COMPLETION OF THE PREMISES. Except as provided in this Section 5.2, the Commencement Date shall occur as set forth in the Lease and Section 5.1, above. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in the Lease, as a direct, indirect, partial, or total result of:

                  5.2.1. Tenant's failure to comply with the Time Deadlines;

                  5.2.2. Tenant's failure to timely approve any matter requiring Tenant's approval;

                  5.2.3. breach by Tenant of the terms of this Tenant Work Letter or the Lease;

                  5.2.4. Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

                  5.2.5 Tenant's request for changes in the Approved Working Drawings;

                  5.2.6. Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated day of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

                  5.2.7. Changes to the Base, Shell and Core required by the Approved Working Drawings; or

                  5.2.8. Any other acts or omissions of Tenant, or its agents, or employees;

         then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Tenant delay or delays, as set forth above, had occurred.


                                    SECTION 6

                                  MISCELLANEOUS

6.1. TENANT'S ENTRY INTO THE PREMISES PRIOR TO SUBSTANTIAL COMPLETION. Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6. 1.

                            Exhibit "C" - Page 5 of 7

6.2. FREIGHT ELEVATORS. Landlord shall, consistent with its obligations to other tenants of the Building, make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

6.3. TENANT'S REPRESENTATIVE. Tenant has designated [REPRESENTATIVE TO BE DETERMINED BY TENANT] as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

6.4. LANDLORD'S REPRESENTATIVE. Landlord has designated [REPRESENTATIVE TO BE DETERMINED BY LANDLORD] as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

6.5. TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

6.6. TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in Section 12 of the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

6.7. OWNERSHIP OF TENANT IMPROVEMENTS. Upon installation, all Tenant Improvements (including, without limitation, any movable walls) shall be deemed Landlord's property, shall be deemed part of the Premises and shall be delivered by Tenant to Landlord at the end of the Lease Term.

                           Exhibit "C" - Page 6 of 7

                                   SCHEDULE 1

                                 TIME DEADLINES


         DATES                              ACTIONS TO BE PERFORMED
         -----                              -----------------------

A.       August 23, 1999                    Final Space Plan to be completed by
                                            Tenant and delivered to Landlord

B.       September 16, 1999                 Tenant to deliver Final Working
                                            Drawings to Landlord.

C.       October 1, 1999                    Tenant to cause Permits to be in
                                            position to be picked up by
                                            Contractor.

                           Exhibit "C" - Page 7 of 7

                                   EXHIBIT "D"
                                   -----------
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                    ----------------------------------------


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:




--------------------------------------------------------------------------------
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE


                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                    ----------------------------------------

THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is made and entered into as of this 3rd day of August, 1999 by and between Shamrock MBS, L.L.C., a Delaware limited liability company ("MASTER LANDLORD"), and Alpine Television, Inc. a California Corporation ("TENANT").

                              W I T N E S S E T H :
                              --------------------

A. WHEREAS, Master Landlord has heretofore made that certain lease dated July 1, 1998 (the "MASTER LEASE") with RP Holdings Inc., a California corporation ("LANDLORD"), which Lease concerns that certain property (the "Property") situated in the County of Los Angeles, State of California, more particularly described on Exhibit "A" attached hereto and hereby made a part hereof.

B. WHEREAS, Landlord and Tenant have heretofore entered into that certain lease (the "LEASE") dated August 3, 1999 pursuant to which Landlord has leased to Tenant a portion of the Property (the "DEMISED PREMISES") consisting of approximately 7922 rentable square feet on the Third floor of that certain office building (the "Building") commonly known as The Media Center and located at the Property.

C. WHEREAS, Tenant and Master Landlord desire to enter into this Agreement to confirm their understanding with respect to their respective rights under the Lease, and to provide for certain contingencies, all as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. NON-DISTURBANCE. In the event of a Lease Termination and so long as Tenant is not in default (beyond any applicable cure period provided to Tenant pursuant to the terms of the Lease) in the payment of rent or in the performance of any of the terms, covenants or conditions of Tenant under the Lease, Master Landlord shall not interfere with or disturb Tenant's possession and occupancy of the Demised Premises during the term of the Lease or any extension thereof duly exercised by Tenant. As used herein, "Lease Termination" shall mean the termination of the Master Lease (i) by Master Landlord due to a default of Landlord as tenant under the Master Lease; or (ii) due to the expiration of the stated term of the Master Lease. Master Landlord consents to the Lease.

                           Exhibit "D" - Page 1 of 6

NON-DISTURBANCE AND ATTORNMENT AGREEMENT
----------------------------------------

         2.  ATTORNMENT.

         (a) In the event of a Lease Termination, Tenant shall be bound to Master Landlord under all of the terms, covenants and conditions of the Lease, for the balance of the remaining term thereof and any extension thereof duly exercised by Tenant, with the same force and effect as if Master Landlord were the landlord under the Lease. In such event, Tenant shall, and hereby does, attorn to Master Landlord as its Landlord, said attornment to be effective and self-operative immediately upon the Lease Termination, without the execution of any further instruments on the part of any of the parties hereto. The respective rights and obligations of Tenant and Master Landlord upon such attornment, to the extent of the then remaining term of the Lease, and any such extension thereof, shall be and hereby are the same as those set forth in the Lease, the complete terms of which are incorporated herein by this reference. There shall be no merger of the lease or the leasehold estate created thereby with the fee estate in the Demised Premises or any part thereof by reason of the fact that the same person or entity may acquire or hold, directly or indirectly, the lease or such leasehold estate and the fee estate in the Demised Premises, without the prior written consent of the owner of such fee and the holder holders of any mortgages or similar security instruments covering the Demised Premises.

         (b) In the event of a Lease Termination, at Master Landlord's request, Tenant shall execute a new lease with respect to the Demised Premises on the same terms and conditions as are contained in the Lease and for a term equal to the term of the Lease then remaining. Tenant shall also execute and deliver, at any time and from time to time, upon the request of Landlord or Master Landlord, any such further instruments which, in the reasonable opinion of the requesting party, may be necessary or appropriate to evidence Tenant's attornment.

         (c) The obligation of Master Landlord to accept the attornment of Tenant and not to disturb Tenant's possession of the Demised Premises under the Lease, as set forth above, is expressly subject to the satisfaction of the following conditions at the time of such transfer of Landlord's interest in the
Property:

                  (i) Tenant shall not be in default under the Lease;

                  (ii) Neither the rent nor any other charges or expenses payable by Tenant under the Lease shall have been reduced without Master Landlord's prior written consent, except as otherwise set forth in the Lease;

                  (iii) The Lease shall not have been otherwise modified or supplemented by verbal agreement between Landlord and Tenant without Master Landlord's prior written consent;

                  (iv) Tenant shall pay to Master Landlord all rental payments payable by Tenant under the Lease from and after receipt of notice from Master Landlord of the date of the transfer, which payments shall be made in the amounts and at the times set forth in the Lease, and Landlord releases Tenant from any liability for such payments paid to Master Landlord; and

                  (v) Tenant shall duly confirm its attornment to Master Landlord by written instrument.

                            Exhibit "D" - Page 2 of 6

         3.  LIMITATIONS.

         (a) If Master Landlord shall succeed to the interest of Landlord under the Lease, Master Landlord shall, subject to the last sentence of Paragraph 3(b), be bound to Tenant under all of the terms, covenants and conditions of the Lease; provided, however, that Master Landlord shall not be: (i) liable for any damages or other relief attributable to any act or omission of Landlord or any prior lessor under the Lease; (ii) liable for any damages or other relief attributable to any latent or patent defects in construction of the Demised Premises; (iii) liable for any damages or other relief attributable to any breach by Landlord or any prior lessor under the Lease of any representation or warranty contained in the Lease; (iv) subject to any offsets or defenses, unless such offsets or defenses are specifically provided for in the Lease, that Tenant may have against Landlord or any prior lessor under the Lease; (v) bound by any prepayment by Tenant to Landlord of more than one (1) month's installment of rent, which rent shall remain due and owing to Master Landlord notwithstanding such advance payment to Landlord; (vi) bound by any amendment or modification of the Lease made without Master Landlord's consent and written approval; or (vii) required to complete any building or tenant improvements or otherwise perform the obligations of Landlord under the Lease in the event of a Lease Termination.

         (b) Nothing in this Agreement shall be deemed or construed to be a covenant or agreement by Master Landlord to perform any covenant of Landlord under the Lease unless and until the Lease Termination occurs. Neither Master Landlord nor any other party who, from time to time, shall be included in the definition of Master Landlord hereunder shall have any liability or responsibility under or pursuant to the terms of this Agreement after Master Landlord or such party ceases to own a fee interest in or to the Property.

         4. SUBORDINATION. Subject to the terms of this Agreement (including but not limited to Paragraphs 2 and 3 hereof), Tenant agrees that the Lease and the leasehold estate created in favor of Tenant thereunder now is, and shall at all times continue to be, subject and subordinate in each and every respect to the Master Lease. Nothing herein contained shall be deemed or construed to limit or restrict Master Landlord's ability to enforce the terms, covenants, provisions or remedies of the Master Lease, whether or not consistent with the Lease. This Agreement shall be the only agreement with regard to the subordination of the Lease to the lien or charge of the Master Lease and shall supersede and cancel any prior agreements as to such subjection or subordination, including, without limitation, any such agreements contained in the Lease, but only insofar as the same would affect the priority between the Lease and the leasehold estate created thereunder and the Master Lease.

         5. NOTICE OF DEFAULT. In the event that Landlord shall default in the performance of any of the terms, provisions, conditions or agreements of Landlord contained in the Lease, Tenant shall give written notice of such default to Master Landlord and Master Landlord shall have the right (but not the obligation) to cure such default for a period ("Master Landlord's Cure Period") of thirty (30) days after Master Landlord's receipt of such written notice, and Tenant shall not take any action with respect to such default under the Lease during Master Landlord's Cure Period, including, without limitation, any action to terminate or rescind the Lease, or to withhold any rent thereunder; provided, however, that in the case of any default which cannot with diligence be cured within Master Landlord's Cure Period, if Master Landlord shall proceed promptly to cure such default with diligence and continuity, Master Landlord's Cure Period shall be extended for such a time as may be necessary for Master Landlord to fully cure such default with diligence and continuity. To facilitate the exercise of Master Landlord's rights under this Paragraph 5, Tenant hereby grants to Master Landlord the right to enter upon the Property and the Demised Premises for the purpose of effectuating the cure of any such default of Landlord under the Lease.

                           Exhibit "D" - Page 3 of 6

NON-DISTURBANCE AND ATTORNMENT AGREEMENT
----------------------------------------

         6. MISCELLANEOUS.

         (a) MASTER LANDLORD DEFINED. The term "Master Landlord" shall be deemed to include Master Landlord and any of its successors, assigns, or transferees, including, without limitation, any individual or entity which shall have succeeded to Landlord's interest by, through or under judicial or power-of-sale foreclosure, or by other proceedings brought pursuant to the Master Lease, or by deed in lieu of such foreclosure or otherwise.

         (b) MODIFICATION; SUCCESSORS AND ASSIGNS. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto, and/or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

         (c) COUNTERPARTS. This Agreement may be executed in several counterparts, which shall together constitute one agreement, binding upon all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

         (d) NOTICES. All notices or other communications required or to be given pursuant to the provisions hereof shall be in writing and shall be considered properly given if: (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (ii) delivered by recognized overnight courier; (iii) hand delivered in person to the intended addressee; or (iv) sent by prepaid telegram. Notice so given in person or by telegram shall be effective upon its deposit. Notice so given by mail shall be effective two (2) days after deposit in the United States mail. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be:

                  Tenant:                      Alpine Television, Inc.
                                               6919 Valjean Avenue
                                               Van Nuys, CA 91406
                                               Attn: Roland Carroll

                  Master Landlord:             Shamrock MBS, L.L.C.
                                               4444 Lakeside Drive
                                               Burbank, California 91505
                                               attention: ______________________

provided, however, that any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving thirty (30) days' written notice of such change to the other party in the manner set forth above.

         (e) CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         (f) PARAGRAPH HEADINGS. Paragraph headings in this Agreement are for convenience of reference only and shall not be construed as part of this Agreement or as a limitation on any of the provisions hereof.

                           Exhibit "D" - Page 4 of 6

NON-DISTURBANCE AND ATTORNMENT AGREEMENT
----------------------------------------

         (g) ATTORNEYS' FEES; COSTS. In the event that any legal action or proceeding is commenced by any party hereto to interpret or enforce the terms of or obligations arising from this Agreement, or to recover damages for the breach thereof, the party prevailing in such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.


"MASTER LANDLORD"

Shamrock MBS, L.L.C.,
a Delaware limited liability company

BY:
        ---------------------------------------------------
ITS:
        ---------------------------------------------------


"TENANT"

ALPINE TELEVISION, INC.
A CALIFORNIA CORPORATION

BY:
        ---------------------------------------------------
ITS:
        ---------------------------------------------------

                           Exhibit "D" - Page 5 of 6

                                LEGAL DESCRIPTION
                                -----------------


                           Exhibit "D" - Page 6 of 6

 State of                                                                  )
          -----------------------------------------------------------------
                                                                           ) SS.
 County of                                                                 )
           ----------------------------------------------------------------

 On                               , before me,                                 ,
    ------------------------------            ---------------------------------
               DATE                           NAME,  TITLE OF OFFICER
                                              - E.G.,  "JANE DOE, NOTARY PUBLIC"

 personally appeared                                                  ,
                     -------------------------------------------------
                                NAME(S) OF SIGNER(S)


 |_| personally known to me - OR - |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

 WITNESS my hand and official seal


                               SIGNATURE OF NOTARY



 State of                                                                  )
          -----------------------------------------------------------------
                                                                           ) SS.
 County of                                                                 )
           ----------------------------------------------------------------

 On                               , before me,                                 ,
    ------------------------------            ---------------------------------
               DATE                           NAME,  TITLE OF OFFICER
                                              - E.G.,  "JANE DOE, NOTARY PUBLIC"

 personally appeared                                                  ,
                     -------------------------------------------------
                                NAME(S) OF SIGNER(S)

 |_| personally known to me - OR - |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

 WITNESS my hand and official seal


                               SIGNATURE OF NOTARY

 State of                                                                  )
          -----------------------------------------------------------------
                                                                           ) SS.
 County of                                                                 )
           ----------------------------------------------------------------

 On                               , before me,                                 ,
    ------------------------------            ---------------------------------
               DATE                           NAME,  TITLE OF OFFICER
                                              - E.G.,  "JANE DOE, NOTARY PUBLIC"

 personally appeared                                                  ,
                     -------------------------------------------------
                                NAME(S) OF SIGNER(S)


 |_| personally known to me - OR - |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

 WITNESS my hand and official seal


                               SIGNATURE OF NOTARY



 State of                                                                  )
          -----------------------------------------------------------------
                                                                           ) SS.
 County of                                                                 )
           ----------------------------------------------------------------

 On                               , before me,                                 ,
    ------------------------------            ---------------------------------
               DATE                           NAME,  TITLE OF OFFICER
                                              - E.G.,  "JANE DOE, NOTARY PUBLIC"

 personally appeared                                                  ,
                     -------------------------------------------------
                                NAME(S) OF SIGNER(S)


 |_| personally known to me - OR - |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

 WITNESS my hand and official seal


                               SIGNATURE OF NOTARY